Exhibit 10.12

HIRERIGHT, INC.

LOAN AND SECURITY AGREEMENT

This LOAN AND SECURITY AGREEMENT is entered into as of April 18, 2002, by and between COMERICA BANK-CALIFORNIA (“Bank”) and HIRERIGHT, INC. (“Borrower”).

RECITALS

Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower.  This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.

AGREEMENT

The parties agree as follows:

1.             DEFINITIONS AND CONSTRUCTION.

1.1           Definitions.  As used in this Agreement, the following terms shall have the following definitions:

“Accounts” means all presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower’s Books relating to any of the foregoing.

“Advance” or “Advances” means a cash advance or cash advances under the Revolving Facility.

“Affiliate” means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person’s senior executive officers, directors, and partners.

“Bank Expenses” means all:  reasonable costs or expenses (including reasonable attorneys’ fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; reasonable Collateral audit fees; and Bank’s reasonable attorneys’ fees and expenses incurred in amending, enforcing or defending the Loan Documents (including fees and expenses of appeal), incurred before, during and after an Insolvency Proceeding, whether or not suit is brought.

“Borrower’s Books” means all of Borrower’s books and records including:  ledgers; records concerning Borrower’s assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

“Borrowing Base” means an amount equal to seventy-five percent (75%) of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower.

“Bridge Facility” means the facility pursuant to which certain investors have agreed to make available to Borrower the aggregate principal amount of Four Million Two Hundred Thousand Dollars ($4,200,000).

“Bridge Notes” means the Convertible Subordinated Promissory Notes issued or issuable by Borrower in connection with the Bridge Facility, in the aggregate principal amount of Four Million Two Hundred Thousand Dollars ($4,200,000).

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

“Change in Control” shall mean a transaction in which any “person” or “group” (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of Borrower ordinarily entitled to vote in the election of directors, empowering such “person” or “group” to elect a majority of the Board of Directors of Borrower, who did not have such power before such transaction.

“Closing Date” means the date of this Agreement.

“Code” means the California Uniform Commercial Code.

“Collateral” means the property described on Exhibit A attached hereto.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards, or merchant services issued or provided for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designed to protect such Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business.  The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

“Copyrights” means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

“Credit Extension” means each Advance, the issuance of credit cards under Section 2.1(b), or any other extension of credit by Bank for the benefit of Borrower hereunder.

“Current Assets” means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current assets on the consolidated balance sheet of Borrower and its Subsidiaries as at such date.

“Current Liabilities” means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendible at the option of Borrower or any Subsidiary to a date more than one year from the date of determination.

“Daily Balance” means the amount of the Obligations owed at the end of a given day.

“Eligible Accounts” means those Accounts that arise in the ordinary course of Borrower’s business that comply with all of Borrower’s representations and warranties to Bank set forth in Section 5.4; provided, that standards of eligibility may be fixed and revised from time to time by Bank in Bank’s reasonable judgment and upon notification thereof to Borrower in accordance with the provisions hereof.  Unless otherwise agreed to by Bank, Eligible Accounts shall not include the following:

(a)           Accounts that the account debtor has failed to pay within ninety (90) days of invoice date;

(b)           Accounts with respect to an account debtor, twenty-five percent (25%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

(c)           Accounts with respect to which the account debtor is an officer, employee, or agent of Borrower;

(d)           Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

(e)           Accounts with respect to which the account debtor is an Affiliate of Borrower;

(f)            Accounts with respect to which the account debtor does not have its principal place of business in the United States, except for Eligible Foreign Accounts;

(g)           Accounts with respect to which the account debtor is the United States or any department, agency, or instrumentality of the United States;

(h)           Accounts with respect to which Borrower is liable to the account debtor for goods sold or services rendered by the account debtor to Borrower, but only to the extent of any amounts owing to the account debtor against amounts owed to Borrower;

(i)            Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrower exceed twenty percent (20%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank; notwithstanding the foregoing, the obligations to Borrower owing from Cingular and Administaff may not exceed forty percent (40%) and thirty percent (30%), respectively;

(j)            Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

(k)           Accounts the collection of which Bank reasonably determines to be doubtful.

“Eligible Foreign Accounts” means Accounts with respect to which the account debtor does not have its principal place of business in the United States and that (i) are supported by one or more letters of credit in an amount and of a tenor, and issued by a financial institution, acceptable to Bank, or (ii) that Bank approves on a case-by-case basis.

“Equipment” means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

“Equity Event” means the sale or issuance by Borrower of its Series D equity securities, on terms and from investors acceptable to Bank, which acceptance shall not be unreasonably withheld, pursuant to which Borrower receives net proceeds in the aggregate amount of at least Six Million Five Hundred Thousand Dollars ($6,500,000), excluding (for purposes of calculating such amount) conversion of the Bridge Notes, but including (for purposes of calculating such amount) the Three Million Dollars ($3,000,000) in proceeds received in connection with such sale and issuance prior to the Closing Date.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

“Event of Default” has the meaning assigned in Article 8.

“GAAP” means generally accepted accounting principles as in effect from time to time.

“Indebtedness” means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

“Insolvency Proceeding” means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property Collateral” means all of Borrower’s right, title, and interest in and to the following:

(a)           Copyrights, Trademarks and Patents;

(b)           Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c)           Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

(d)           Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(e)           All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(f)            All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

(g)           All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

“Inventory” means all present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower’s Books relating to any of the foregoing.

“Investment” means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

“IRC” means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

“Lien” means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

“Loan Documents” means, collectively, this Agreement, any note or notes executed by Borrower, and any other agreement entered into between Borrower and Bank in connection with this Agreement, all as amended or extended from time to time.

“Material Adverse Effect” means a material adverse effect on (i) the business operations, condition (financial or otherwise) or prospects of Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents or (iii) the value or priority of Bank’s security interests in the Collateral.

“Negotiable Collateral” means all of Borrower’s present and future letters of credit of which it is a beneficiary, notes, drafts, instruments, securities, documents of title, and chattel paper, and Borrower’s Books relating to any of the foregoing.

“Obligations” means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Periodic Payments” means all installments or similar recurring payments that Borrower may now or hereafter become obligated to pay to Bank pursuant to the terms and provisions of any instrument, or agreement now or hereafter in existence between Borrower and Bank.

“Permitted Indebtedness” means:

(a)           Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

(b)           Indebtedness existing on the Closing Date and disclosed in the Schedule;

(c)           Indebtedness secured by a lien described in clause (c) of the defined term “Permitted Liens,” provided (i) such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness and (ii) such Indebtedness does not exceed $300,000 in the aggregate at any given time; and

(d)           Subordinated Debt.

“Permitted Investment” means:

(a)           Investments existing on the Closing Date disclosed in the Schedule; and

(b)           (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank and (iv) Bank’s money market accounts.

“Permitted Liens” means the following:

(a)           Any Liens existing on the Closing Date and disclosed in the Schedule or arising under this Agreement or the other Loan Documents;

(b)           Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of Bank’s security interests;

(c)           Liens (i) upon or in any equipment which was not financed by Bank acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment;

(d)           Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

“Prime Rate” means the variable rate of interest, per annum, most recently announced by Bank, as its “prime rate,” whether or not such announced rate is the lowest rate available from Bank.

“Responsible Officer” means each of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the Controller of Borrower.

“Revolving Facility” means the facility under which Borrower may request Bank to issue Advances, as specified in Section 2.1(a) hereof.

“Revolving Line” means a credit extension of up to Two Million Dollars ($2,000,000).

“Revolving Maturity Date” means February 28, 2003.

“Schedule” means the schedule of exceptions attached hereto and approved by Bank, if any.

“Subordinated Debt” means any debt incurred by Borrower that is subordinated to the debt owing by Borrower to Bank on terms acceptable to Bank (and identified as being such by Borrower and Bank).

“Subsidiary” means any corporation, company or partnership in which (i) any general partnership interest or (ii) more than 50% of the stock or other units of ownership which by the terms thereof has the ordinary voting power to elect the Board of Directors, managers or trustees of the entity, at the time as of which any determination is being made, is owned by Borrower, either directly or through an Affiliate.

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

1.2           Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP and all calculations made hereunder shall be made in accordance with GAAP.  When used herein, the terms “financial statements” shall include the notes and schedules thereto.

2.             LOAN AND TERMS OF PAYMENT.

2.1           Credit Extensions.

Borrower promises to pay to the order of Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower hereunder.  Borrower shall also pay interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof.

(a)           Revolving Advances.

(i)            Subject to and upon the terms and conditions of this Agreement, Borrower may request Advances in an aggregate outstanding amount not to exceed the lesser of (i) the Revolving Line or (ii) the Borrowing Base; provided, however, that Borrower may request Advances of up to $250,000 without regard to the Borrowing Base.  Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1(a) may be repaid and reborrowed at any time prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1(a) shall be immediately due and payable.  Borrower may prepay any Advances without penalty or premium.

(ii)           Whenever Borrower desires an Advance, Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Pacific time, on the Business Day that the Advance is to be made.  Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit B hereto.  Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank’s discretion such Advances are necessary to meet Obligations which have become due and remain unpaid.  Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance.  Bank will credit the amount of Advances made under this Section 2.1(a) to Borrower’s deposit account.

2.2           Overadvances.  If the aggregate amount of the outstanding Advances plus the aggregate face amount of all outstanding Letters of Credit exceeds the lesser of the Revolving Line or the Borrowing Base at any time, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

2.3           Interest Rates, Payments, and Calculations.

(a)           Interest Rate.  Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding Daily Balance thereof, at a rate equal to one and one half percent (1.50%) above the Prime Rate.

(b)           Late Fee; Default Rate.  If any payment is not made within ten (10) days after the date such payment is due, Borrower shall pay Bank a late fee equal to the lesser of (i) five percent (5%) of the amount of such unpaid amount or (ii) the maximum amount permitted to be charged under applicable law.  All Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate equal to five (5) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

(c)           Payments.  Interest hereunder shall be due and payable on the last calendar day of each month during the term hereof.  Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrower’s deposit accounts or against the Revolving Line, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder.  Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.  All payments shall be free and clear of any taxes, withholdings, duties, impositions or other charges, to the end that Bank will receive the entire amount of any Obligations payable hereunder, regardless of source of payment.

(d)           Computation.  In the event the Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased, effective as of the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate.  All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

2.4           Crediting Payments.  Prior to the occurrence of an Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies.  After the occurrence of an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment on account unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment.  Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 12:00 noon Pacific time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day.  Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

2.5           Fees.  Borrower shall pay to Bank the following:

(a)           Non-Usage Fee.  In addition to other amounts due or to become due, Borrower shall pay Bank a fee equal to three-eighths of one percent (0.375%) of the difference between the Revolving Line and the average daily balance outstanding under the Revolving Line during the term hereof, paid quarterly in arrears commencing with the quarter ending June 30, 2002, which shall be nonrefundable; and

(b)           Bank Expenses.  On the Closing Date, all Bank Expenses incurred through the Closing Date, including reasonable attorneys’ fees and expenses and, after the Closing Date, all Bank Expenses, including reasonable attorneys’ fees and expenses, as and when they become due.

2.6           Additional Costs.  In case any law, regulation, treaty or official directive or the interpretation or application thereof by any court or any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

(a)           subjects Bank to any tax with respect to payments of principal or interest or any other amounts payable hereunder by Borrower or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of Bank imposed by the United States of America or any political subdivision thereof);

(b)           imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, Bank; or

(c)           imposes upon Bank any other condition with respect to its performance under this Agreement,

and the result of any of the foregoing is to increase the cost to Bank, reduce the income receivable by Bank or impose any expense upon Bank with respect to the Obligations, Bank shall notify Borrower thereof.  Borrower agrees to pay to Bank the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by Bank of a statement of the amount and setting forth Bank’s calculation thereof, all in reasonable detail, which statement shall be deemed true and correct absent manifest error.

2.7           Term.  This Agreement shall become effective on the Closing Date and, subject to Section 12.7, shall continue in full force and effect for so long as any Obligations remain outstanding or Bank has any obligation to make Credit Extensions under this Agreement.  Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default.  Notwithstanding termination, Bank’s Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

3.             CONDITIONS OF LOANS.

3.1           Conditions Precedent to Initial Credit Extension.  The obligation of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Agreement;

(b)           a certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement;

(c)           a financing statement (Form UCC-1);

(d)           an intellectual property security agreement;

(e)           a warrant to purchase Borrower’s capital stock;

(f)            a subordination agreement executed by each of the holders of the Bridge Notes;

(g)           the fully executed documents prepared in connection with the Bridge Facility and the related sale and issuance of Borrower’s Series D equity securities;

(h)           Borrower’s fiscal year end 2000 audited financial statements;

(i)            agreement to provide insurance;

(j)            payment of the fees and Bank Expenses then due specified in Section 2.5 hereof;

(k)           an audit of the Collateral, the results of which shall be satisfactory to Bank; and

(l)            such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

3.2           Conditions Precedent to all Credit Extensions.  The obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

(a)           timely receipt by Bank of the Payment/Advance Form as provided in Section 2.1; and

(b)           the representations and warranties contained in Section 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would exist after giving effect to such Credit Extension (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date).  The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2.

4.             CREATION OF SECURITY INTEREST.

4.1           Grant of Security Interest.  Borrower grants and pledges to Bank a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents.  Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof.

4.2           Delivery of Additional Documentation Required.  Borrower shall from time to time execute and deliver to Bank, at the request of Bank, all Negotiable Collateral, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue the perfection of Bank’s security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

4.3           Right to Inspect.  Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower’s usual business hours but no more than twice a year (unless an Event of Default has occurred and is continuing), to inspect Borrower’s Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower’s financial condition or the amount, condition of, or any other matter relating to, the Collateral.

5.             REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants as follows:

5.1           Due Organization and Qualification.  Borrower and each Subsidiary is a corporation duly existing under the laws of its state of incorporation and qualified and licensed to do business in any state in which the conduct of its business or its ownership of property requires that it be so qualified.

5.2           Due Authorization; No Conflict.  The execution, delivery, and performance of the Loan Documents are within Borrower’s powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower’s Articles of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound.  Borrower is not in default under any material agreement to which it is a party or by which it is bound.

5.3           No Prior Encumbrances.  Borrower has good and marketable title to its property, free and clear of Liens, except for Permitted Liens.

5.4           Bona Fide Eligible Accounts.  The Eligible Accounts are bona fide existing obligations.  The property and services giving rise to such Eligible Accounts has been delivered or rendered to the account debtor or to the account debtor’s agent for immediate and unconditional acceptance by the account debtor.  Borrower has not received notice of actual or imminent Insolvency Proceeding of any account debtor that is included in any Borrowing Base Certificate as an Eligible Account.

5.5           Merchantable Inventory.  All Inventory is in all material respects of good and marketable quality, free from all material defects, except for Inventory for which adequate reserves have been made.

5.6           Intellectual Property Collateral.  Borrower is the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by Borrower to its customers in the ordinary course of business.  Each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party.  Except as set forth in the Schedule, Borrower’s rights as a licensee of intellectual property do not give rise to more than five percent (5%) of its gross revenue in any given month, including without limitation revenue derived from the sale, licensing, rendering or disposition of any product or service.  Except as set forth in the Schedule, Borrower is not a party to, or bound by, any agreement that restricts the grant by Borrower of a security interest in Borrower’s rights under such agreement.

5.7           Name; Location of Chief Executive Office.  Except as disclosed in the Schedule, Borrower has not done business under any name other than that specified on the signature page hereof.  The chief executive office of Borrower is located at the address indicated in Section 10 hereof.  All Borrower’s Inventory and Equipment is located only at the location set forth in Section 10 hereof.

5.8           Litigation.  Except as set forth in the Schedule, there are no actions or proceedings pending by or against Borrower or any Subsidiary before any court or administrative agency in which an adverse decision could have a Material Adverse Effect, or a material adverse effect on Borrower’s interest or Bank’s security interest in the Collateral.

5.9           No Material Adverse Change in Financial Statements.  All consolidated and consolidating financial statements related to Borrower and any Subsidiary that Bank has received from Borrower fairly present in all material respects Borrower’s financial condition as of the date thereof and Borrower’s consolidated and consolidating results of operations for the period then ended.  There has not been a material adverse change in the consolidated or the consolidating financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank.

5.10         Solvency, Payment of Debts.  Borrower is solvent and able to pay its debts (including trade debts) as they mature.

5.11         Regulatory Compliance.  Borrower and each Subsidiary have met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA, and no event has occurred resulting from Borrower’s failure to comply with ERISA that could result in Borrower’s incurring any material liability.  Borrower is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940.  Borrower is not engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System).  Borrower has complied with all the provisions of the Federal Fair Labor Standards Act.  Borrower has not violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect.

5.12         Environmental Condition.  Except as disclosed in the Schedule, none of Borrower’s or any Subsidiary’s properties or assets has ever been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Borrower’s knowledge, none of Borrower’s properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute; no lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower or any Subsidiary; and neither Borrower nor any Subsidiary has received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal, state or other governmental agency concerning any action or omission by Borrower or any Subsidiary resulting in the releasing, or otherwise disposing of hazardous waste or hazardous substances into the environment.

5.13         Taxes.  Borrower and each Subsidiary have filed or caused to be filed all tax returns required to be filed, and have paid, or have made adequate provision for the payment of, all taxes reflected therein.

5.14         Subsidiaries.  Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments.

5.15         Government Consents.  Borrower and each Subsidiary have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower’s business as currently conducted, the failure to obtain which could have a Material Adverse Effect.

5.16         Accounts.  None of Borrower’s nor any Subsidiary’s property is maintained or invested with a Person other than Bank.

5.17         Full Disclosure.  No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

6.             AFFIRMATIVE COVENANTS.

Borrower covenants and agrees that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

6.1           Good Standing.  Borrower shall maintain its and each of its Subsidiaries’ corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which it is required under applicable law.  Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, in force all licenses, approvals and agreements, the loss of which could have a Material Adverse Effect.

6.2           Government Compliance.  Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA.  Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a Material Adverse Effect.

6.3           Financial Statements, Reports, Certificates.  Borrower shall deliver the following to Bank:  (a) as soon as available, but in any event within thirty (30) days after the end of each calendar month, a company prepared consolidated balance sheet, income, and cash flow statement covering Borrower’s consolidated operations during such period, prepared in accordance with GAAP, consistently applied, in a form acceptable to Bank and certified by a Responsible Officer; (b) as soon as available, but in any event within (i) one hundred fifty (150) days of Borrower’s fiscal year ended 2001 (which shall reflect no material adverse changes from the company-prepared financial statements for the same period) and, thereafter, (ii) one hundred twenty (120) days after the end of Borrower’s fiscal year, in each case audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (c) if applicable, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission; (d) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of Fifty Thousand Dollars ($50,000) or more; (e) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time generally prepared by Borrower in the ordinary course of business, including but not limited to Borrower’s annual business plan (including operating budget) within thirty (30) days following Borrower’s fiscal year end; and (f) within thirty (30) days of the last day of each fiscal quarter, a report signed by Borrower, in form reasonably acceptable to Bank, listing any applications or registrations that Borrower has made or filed in respect of any Patents, Copyrights or Trademarks and the status of any outstanding applications or registrations, as well as any material change in Borrower’s intellectual property, including but not limited to any subsequent ownership right of Borrower in or to any Trademark, Patent or Copyright not specified in Exhibits A, B, and C of the Intellectual Property Security Agreement delivered to Bank by Borrower in connection with this Agreement.

Within twenty (20) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings of accounts receivable and accounts payable.

Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto.

Bank shall have a right from time to time hereafter to audit Borrower’s Accounts and appraise Collateral at Borrower’s expense, provided that such audits will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing.

6.4           Inventory; Returns.  Borrower shall keep all Inventory in good and marketable condition, free from all material defects except for Inventory for which adequate reserves have been made.  Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement.  Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more than Fifty Thousand Dollars ($50,000).

6.5           Taxes.  Borrower shall make, and shall cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Bank, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make, and will cause each Subsidiary to make, timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Bank with proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Borrower.

6.6           Insurance.

(a)           Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower’s business is conducted on the date hereof.  Borrower shall also maintain insurance relating to Borrower’s business, ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Borrower’s.

(b)           All such policies of insurance shall be in such form, with such companies, and in such amounts as are reasonably satisfactory to Bank.  All such policies of property insurance shall contain a lender’s loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee thereof, and all liability insurance policies shall show the Bank as an additional insured and shall specify that the insurer must give at least twenty (20) days notice to Bank before canceling its policy for any reason.  Upon Bank’s request, Borrower shall deliver to Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor.  All proceeds payable under any such policy shall, at the option of Bank, be payable to Bank to be applied on account of the Obligations.

6.7           Accounts.  Borrower shall maintain and shall cause each of its Subsidiaries to maintain its primary depository, operating, and investment accounts with Bank.

6.8           Quick Ratio.  Borrower shall maintain, as of the last day of each calendar month, a ratio of (a) the sum of (i) cash, plus (ii) ninety percent (90%) of Eligible Accounts, plus (iii) availability under the Bridge Facility (as of any date of determination) to (b) Current Liabilities plus, to the extent not already included therein, all Indebtedness (including without limitation any Contingent Obligations) owing from Borrower to Bank, of at least 1.75 to 1.00.

6.9           Performance to Plan.  As of any date of determination, which shall be the last calendar day of each calendar month, commencing January 1, 2002, Borrower shall generate revenue and incur expenses, for the three (3) month period ending on such date, of no less than eighty percent (80%) of the projected revenue, and no more than one hundred twenty percent (120%) of the projected expenses, for the same period contained in the projection provided to Bank dated March 15, 2002, a true and correct copy of which is attached hereto as Exhibit E.

6.10         Equity Event; Bridge Draw.  Borrower shall consummate the Equity Event by the earlier of (a) two (2) weeks prior to maturity of the Bridge Notes, or (b) December 15, 2002.  In the event Borrower does not timely consummate the Equity Event as set forth in the preceding sentence, Borrower shall draw all remaining availability under the Bridge Facility on or before the later of such dates.

6.11         Registration of Intellectual Property Rights.

(a)           Borrower shall register or cause to be registered on an expedited basis (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable:  (i) those intellectual property rights listed on Exhibits A, B and C to the Intellectual Property Security Agreement delivered to Bank by Borrower in connection with this Agreement, within thirty (30) days of the date of this Agreement, (ii) all registerable intellectual property rights Borrower has developed as of the date of this Agreement but heretofore failed to register, within thirty (30) days of the date of this Agreement, and (iii) those additional intellectual property rights developed or acquired by Borrower from time to time in connection with any product or service, prior to the sale or licensing of such product or the rendering of such service to any third party, and prior to Borrower’s use of such product (including without limitation major revisions or additions to the intellectual property rights listed on such Exhibits A, B and C).  Borrower shall give Bank notice of all such applications or registrations.

(b)           Borrower shall execute and deliver such additional instruments and documents from time to time as Bank shall reasonably request to perfect Bank’s security interest in the Intellectual Property Collateral.

(c)           Borrower shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Bank in writing of material infringements detected and (iii) not allow any material Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld.

(d)           Bank may audit Borrower’s Intellectual Property Collateral to confirm compliance with this Section, provided such audit may not occur more often than twice per year, unless an Event of Default has occurred and is continuing.  Bank shall have the right, but not the obligation, to take, at Borrower’s sole expense, any actions that Borrower is required under this Section to take but which Borrower fails to take, after fifteen (15) days’ notice to Borrower.  Borrower shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section.

6.12         Further Assurances.  At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

7.             NEGATIVE COVENANTS.

Borrower covenants and agrees that, so long as any credit hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Credit Extensions, Borrower will not do any of the following:

7.1           Dispositions.  Convey, sell, lease, transfer or otherwise dispose of (collectively, a “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than:  (i) Transfers of Inventory in the ordinary course of business; (ii) Transfers of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; or (iii) Transfers of worn-out or obsolete Equipment which was not financed by Bank.

7.2           Change in Business; Change in Control or Executive Office.  Engage in any business, or permit any of its Subsidiaries to engage in any business, other than the businesses currently engaged in by Borrower and any business substantially similar or related thereto (or incidental thereto); or cease to conduct business in the manner conducted by Borrower as of the Closing Date; or suffer or permit a Change in Control; or without thirty (30) days prior written notification to Bank, relocate its chief executive office or state of incorporation; or without Bank’s prior written consent, change the date on which its fiscal year ends.

7.3           Mergers or Acquisitions.  Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person.

7.4           Indebtedness.  Create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

7.5           Encumbrances.  Create, incur, assume or suffer to exist any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens.  Agree with any Person other than Bank not to grant a security interest in, or otherwise encumber, any of its property, or permit any Subsidiary to do so.

7.6           Distributions.  Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, or permit any of its Subsidiaries to do so, except that Borrower may repurchase the stock of former employees pursuant to stock repurchase agreements as long as an Event of Default does not exist prior to such repurchase or would not exist after giving effect to such repurchase.

7.7           Investments.  Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments; or maintain or invest any of its property with a Person other than Bank or permit any of its Subsidiaries to do so unless such Person has entered into an account control agreement with Bank in form and substance satisfactory to Bank; or suffer or permit any Subsidiary to be a party to, or be bound by, an agreement that restricts such Subsidiary from paying dividends or otherwise distributing property to Borrower.

7.8           Transactions with Affiliates.  Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person.

7.9           Subordinated Debt.  Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank’s prior written consent.

7.10         Inventory and Equipment.  Store the Inventory or the Equipment with a bailee, warehouseman, or other third party unless the third party has been notified of Bank’s security interest and Bank (a) has received an acknowledgment from the third party that it is holding or will hold the Inventory or Equipment for Bank’s benefit or (b) is in pledge possession of the warehouse receipt, where negotiable, covering such Inventory or Equipment.  Store or maintain any Equipment or Inventory at a location other than the location set forth in Section 10 of this Agreement.

7.11         Compliance.  Become an “investment company” or be controlled by an “investment company,” within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Credit Extension for such purpose.  Fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, fail to comply with the Federal Fair Labor Standards Act or violate any law or regulation, which violation could have a Material Adverse Effect, or a material adverse effect on the Collateral or the priority of Bank’s Lien on the Collateral, or permit any of its Subsidiaries to do any of the foregoing.

7.12         Negative Pledge Agreements.  Permit the inclusion in any contract to which it or a Subsidiary becomes a party of any provisions that could restrict or invalidate the creation of a security interest in any of Borrower’s or such Subsidiary’s property.

8.             EVENTS OF DEFAULT.

Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

8.1           Payment Default.  If Borrower fails to pay, when due, any of the Obligations;

8.2           Covenant Default.  If Borrower fails to perform any obligation under Article 6 or violates any of the covenants contained in Article 7 of this Agreement, or fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after Borrower receives notice thereof or any officer of Borrower becomes aware thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Credit Extensions will be required to be made during such cure period);

8.3           Material Adverse Effect.  If there occurs any circumstance or circumstances that could have a Material Adverse Effect;

8.4           Attachment.  If any portion of Borrower’s assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower’s assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower’s assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Credit Extensions will be required to be made during such cure period);

8.5           Insolvency.  If Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within thirty (30) days (provided that no Credit Extensions will be made prior to the dismissal of such Insolvency Proceeding);

8.6           Other Agreements.  If there is a default or other failure to perform in any agreement to which Borrower is a party or by which it is bound resulting in a right by a third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of Fifty Thousand Dollars ($50,000); or which could have a Material Adverse Effect;

8.7           Subordinated Debt.  If Borrower makes any payment on account of Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank;

8.8           Judgments.  If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Fifty Thousand Dollars ($50,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment); or

8.9           Misrepresentations.  If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Bank by any

Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

9.             BANK’S RIGHTS AND REMEDIES.

9.1           Rights and Remedies.  Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

(a)           Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.5, all Obligations shall become immediately due and payable without any action by Bank);

(b)           Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

(c)           Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

(d)           Make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral.  Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate.  Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank’s determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith.  With respect to any of Borrower’s owned premises, Borrower hereby grants Bank a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Bank’s rights or remedies provided herein, at law, in equity, or otherwise;

(e)           Set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Bank, or (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

(f)            Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral.  Bank is hereby granted a license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank’s exercise of its rights under this Section 9.1, Borrower’s rights under all licenses and all franchise agreements shall inure to Bank’s benefit;

(g)           Dispose of the Collateral by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower’s premises) as Bank determines is commercially reasonable, and apply any proceeds to the Obligations in whatever manner or order Bank deems appropriate;

(h)           Bank may credit bid and purchase at any public sale; and

(i)            Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

9.2           Power of Attorney.  Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank’s designated officers, or employees) as Borrower’s true and lawful attorney to:  (a) send requests for verification of Accounts or notify account debtors of Bank’s security interest in the Accounts; (b) endorse Borrower’s name on any checks or other forms of payment or security that may come into Bank’s possession; (c) sign Borrower’s name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) dispose of any Collateral; (e) make, settle, and adjust all claims under and decisions with respect to Borrower’s policies of insurance; (f) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; (g) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law; and (h) to transfer the Intellectual Property Collateral into the name of Bank or a third party to the extent permitted under the California Uniform Commercial Code; provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in Section 4.2 regardless of whether an Event of Default has occurred, including without limitation to modify, in its sole discretion, any intellectual property security agreement entered into between Borrower and Bank without first obtaining Borrower’s approval of or signature to such modification by amending Exhibits A, B, and C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Borrower after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Borrower no longer has or claims to have any right, title or interest.  The appointment of Bank as Borrower’s attorney in fact, and each and every one of Bank’s rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank’s obligation to provide Credit Extensions hereunder is terminated.

9.3           Accounts Collection.  At any time during the term of this Agreement, Bank may notify any Person owing funds to Borrower of Bank’s security interest in such funds and verify the amount of such Account.  Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank’s trustee, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

9.4           Bank Expenses.  If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following after reasonable notice to Borrower:  (a) make payment of the same or any part thereof; (b) set up such reserves under a loan facility in Section 2.1 as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.6 of this Agreement, and take any action with respect to such policies as Bank deems prudent.  Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral.  Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

9.5           Bank’s Liability for Collateral.  So long as Bank complies with reasonable banking practices, Bank shall not in any way or manner be liable or responsible for:  (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever.  All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

9.6           Remedies Cumulative.  Bank’s rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative.  Bank shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity.  No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower’s part shall be deemed a continuing waiver.  No delay by Bank shall constitute a waiver, election, or acquiescence by it.  No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

9.7           Demand; Protest.  Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.

10.           NOTICES.

Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

If to Borrower:	HIRERIGHT, INC.
2200 Main Street, Suite 400
Irvine, California 92614
Attn: Chief Financial Officer
FAX: (949) 428-5801

If to Bank:	Comerica Bank-California
333 W. Santa Clara St.
San Jose, CA 95113
Attn: Corporate Banking Center

with a copy to:	Comerica Bank-California
4 Venture, Suite 305 (M/C 4630)
Irvine, California 92618
Attn: Bonnie E. Kehe, SVP and Manager
FAX: (949) 754-5105

The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

11.           CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law.  Each of Borrower and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California.  BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT.  EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

12.           GENERAL PROVISIONS.

12.1         Successors and Assigns.  This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Bank’s prior written consent, which consent may be granted or withheld in Bank’s sole discretion.  Bank shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights and benefits hereunder.

12.2         Indemnification.  Borrower shall defend, indemnify and hold harmless Bank and its officers, employees, and agents against:  (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement; and (b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower whether under this Agreement, or otherwise (including without limitation reasonable attorneys’ fees and expenses), except for losses caused by Bank’s gross negligence or willful misconduct.

12.3         Time of Essence.  Time is of the essence for the performance of all obligations set forth in this Agreement.

12.4         Severability of Provisions.  Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

12.5         Amendments in Writing, Integration.  Neither this Agreement nor the Loan Documents can be amended or terminated orally.  All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement and the Loan Documents, if any, are merged into this Agreement and the Loan Documents.

12.6         Counterparts.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

12.7         Survival.  All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding or Bank has any obligation to make Credit Extensions to Borrower.  The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

HIRERIGHT, INC.

By:	/S/ Richard Little

Title:	CFO

COMERICA BANK-CALIFORNIA

By:	/S/ Justin A. Miller

Title:	CBO

DEBTOR	HIRERIGHT, INC.

SECURED PARTY:	COMERICA BANK-CALIFORNIA

EXHIBIT A

COLLATERAL DESCRIPTION ATTACHMENT
TO LOAN AND SECURITY AGREEMENT

All personal property of Borrower (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a)           all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b)           all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the forgoing, or any parts thereof or any underlying or component elements of any of the forgoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright;

(c)           all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of trademark;

(d)           all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtor is licensor or licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Debtor and/or in the name of Secured Party for past, present and future infringements thereof, (v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; and

(e)           any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment.  All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code-Secured Transactions, added by Stats. 1999, c.991 (S.B. 45), Section 35, operative July 1, 2002.

EXHIBIT B

LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., PACIFIC TIME

TO: TECHNOLOGY AND LIFE SCIENCES DIVISION	DATE:

FAX #: 650-846-6840 Attn: Compliance	TIME:

FROM:		HIRERIGHT, INC.
CLIENT NAME (BORROWER)

REQUESTED BY:
AUTHORIZED SIGNER’S NAME

AUTHORIZED SIGNATURE:

PHONE NUMBER:

FROM ACCOUNT #	TO ACCOUNT #

REQUESTED TRANSACTION TYPE	REQUEST DOLLAR AMOUNT
$
PRINCIPAL INCREASE (ADVANCE)	$
PRINCIPAL PAYMENT (ONLY)	$
INTEREST PAYMENT (ONLY)	$
PRINCIPAL AND INTEREST (PAYMENT)	$

OTHER INSTRUCTIONS:

All representations and warranties of Borrower stated in the Loan and Security Agreement are true, correct and complete in all material respects as of the date of the telephone request for an Advance confirmed by this Borrowing Certificate; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

BANK USE ONLY

TELEPHONE REQUEST:

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

Authorized Requester		Phone #

Received By (Bank)		Phone #

Authorized Signature (Bank)

EXHIBIT C

BORROWING BASE CERTIFICATE

Borrower: HIRERIGHT, INC.	Lender: Comerica Bank-California

Commitment Amount:  $2,000,000*

ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of		$
2.	Additions (please explain on reverse)		$
3.	TOTAL ACCOUNTS RECEIVABLE		$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due	$
5.	Balance of 25% over 90 day accounts	$
6.	Concentration Limits
7.	Foreign Accounts	$
8.	Governmental Accounts	$
9.	Contra Accounts	$
10.	Demo Accounts	$
11.	Intercompany/Employee Accounts	$
12.	Other (please explain on reverse)	$
13.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS		$
14.	Eligible Accounts (#3 minus #13)		$
15.	LOAN VALUE OF ACCOUNTS (75% of #14)		$

BALANCES
	*Non-Formula Amount		$250,000
16.	Maximum Loan Amount		$2,000,000
17.	Total Funds Available [Lesser of #16 or #15]		$
18.	Present balance owing on Line of Credit		$
19.	Outstanding under Sublimits		$
20.	RESERVE POSITION (#17 minus #18 and #19)		$

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank-California.

HIRERIGHT, INC.

By:
Authorized Signer

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:	COMERICA BANK-CALIFORNIA

FROM:	HIRERIGHT, INC.

The undersigned authorized officer of HIRERIGHT, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                                  with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof.  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Annual (CPA Audited)	FYE within 120 days (150 days FYE ‘01)	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R & A/P Agings, Borrowing Base Cert.	Monthly within 20 days	Yes	No
A/R Audit	Initial and Semi-Annual	Yes	No
IP Report	Quarterly within 30 days	Yes	No
Total amount of Borrower’s cash and investments	Amount: $	Yes	No
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $	Yes	No

Financial Covenant	Required	Actual	Complies

Measured on a Monthly basis
Minimum Quick Ratio	1.75:1.00	:1.00	Yes	No

Performance to Plan (rolling 3-months)
Minimum Revenues	80% of Plan	% of Plan	Yes	No

Maximum Expenses	120% of Plan	% of Plan	Yes	No

Equity Event	At least $6,500,000 Earlier of (a) 2 weeks from maturity of	$	Yes	No
	Bridge Notes or (b) 12/15/02	$	Yes	No

(1)           excludes $4.2 MM in Bridge Notes; includes Series D proceeds received prior to Closing Date.

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by:
AUTHORIZED SIGNER
Date:

SIGNATURE	Verified:
AUTHORIZED SIGNER

TITLE	Date:

	Compliance Status	Yes No
DATE

EXHIBIT E

(Projections dated March 15, 2002)
[hardcopy to be inserted]

SCHEDULE OF EXCEPTIONS

Permitted Indebtedness (Section 1.1)

Permitted Investments (Section 1.1)

Permitted Liens (Section 1.1)

Inbound Licenses (Section 5.6)

Prior Names (Section 5.7)

Litigation (Section 5.8)

CORPORATE RESOLUTIONS TO BORROW

Borrower:             HIRERIGHT, INC.

I, the undersigned Secretary or Assistant Secretary of HIRERIGHT, INC. (the “Corporation”), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of California.

I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Articles of Incorporation, as amended, and the Restated Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES

acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

Borrow Money.  To borrow from time to time from Comerica Bank-California (“Bank”), on such terms as may be agreed upon between the officers, employees, or agents of the Corporation and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Loan Documents.  To execute and deliver to Bank that certain Loan and Security Agreement dated as of April 18, 2002 (the “Loan Agreement”) and any other agreement entered into between Corporation and Bank in connection with the Loan Agreement, including any amendments, all as amended or extended from time to time (collectively, with the Loan Agreement, the “Loan Documents”), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Loan Documents, or any portion thereof.

Grant Security.  To grant a security interest to Bank in the Collateral described in the Loan Documents, which security interest shall secure all of the Corporation’s Obligations, as described in the Loan Documents.

Negotiate Items.  To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Warrants.  To issue Bank warrants to purchase the Corporation’s capital stock.

Letters of Credit.  To execute letter of credit applications and other related documents pertaining to Bank’s issuance of letters of credit.

1

Further Acts.  In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank.  Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on April        , 2002 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED AND ATTESTED BY:

X

2

COMERICA BANK-CALIFORNIA
Member FDIC

ITEMIZATION OF AMOUNT FINANCED
DISBURSEMENT INSTRUCTIONS
(Revolver)

Name(s): HIRERIGHT, INC.	Date: April 18, 2002

$	credited to deposit account No. 1891-20655-7 when Advances are requested by Borrower

Amounts paid to others on your behalf:
$	to Comerica Bank-California for Loan Fee
$	to Comerica Bank-California for Document Fee
$	to Comerica Bank-California for accounts receivable audit (estimate)
$	to Bank counsel fees and expenses
$	to
$	to
$	TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank-California to disburse the loan proceeds as stated above.

Signature	Signature

1

AGREEMENT TO PROVIDE INSURANCE

TO:	COMERICA BANK-CALIFORNIA	Date: April 18, 2002
attn: Collateral Operations, M/C 4604
9920 South La Cienega Blvd, 14th Floor
	Inglewood, CA 90301	Borrower: HIRERIGHT, INC.

In consideration of a loan in the amount of $2,000,000, secured by all tangible personal property including inventory and equipment.

I/We agree to obtain adequate insurance coverage to remain in force during the term of the loan.

I/We also agree to advise the below named agent to add Comerica Bank-California as lender’s loss payable on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

I/We understand that the policy must contain:

1.             Fire and extended coverage in an amount sufficient to cover:

(a)           The amount of the loan, OR

(b)           All existing encumbrances, whichever is greater,

But not in excess of the replacement value of the improvements on the real property.

2.             Lender’s “Loss Payable” Endorsement Form 438 BFU in favor of Comerica Bank-California, or any other form acceptable to Bank.

INSURANCE INFORMATION

Insurance Co./Agent	Telephone No.:

Agent’s Address:

Signature of Obligor:

Signature of Obligor:

FOR BANK USE ONLY

INSURANCE VERIFICATION: Date:

Person spoken to:

Policy Number:

Effective From:	To:

Verified by:

2

COMERICA BANK-CALIFORNIA
Member FDIC	AUTOMATIC DEBIT AUTHORIZATION

To: Comerica Bank-California Re: Loan # You are hereby authorized and instructed to charge account No. 1891-20655-7 in the name of HIRERIGHT, INC.

for principal and interest payments due on above referenced loan as set forth below and credit the loan referenced above.

•              Debit each interest payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

•              Debit each principal payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

This Authorization is to remain in full force and effect until revoked in writing.

Borrower Signature	Date
April 18, 2002
April 18, 2002

3

COMERICA BANK-CALIFORNIA
Member FDIC	AUTOMATIC DEBIT AUTHORIZATION

To: Comerica Bank-California Re: Loan # You are hereby authorized and instructed to charge account No. 1891-20655-7 in the name of HIRERIGHT, INC.

for principal and interest payments due on above referenced loan as set forth below and credit the loan referenced above.

•              Debit each interest payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

•              Debit each principal payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

This Authorization is to remain in full force and effect until revoked in writing.

Borrower Signature	Date
April 18, 2002
April 18, 2002

4

DEBTOR:	HIRERIGHT, INC.

SECURED PARTY:	COMERICA BANK-CALIFORNIA

EXHIBIT A

COLLATERAL DESCRIPTION ATTACHMENT
TO UCC-1 FINANCING STATEMENT

All personal property of Borrower (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a)           all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b)           all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the forgoing, or any parts thereof or any underlying or component elements of any of the forgoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright;

(c)           all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of trademark;

(d)           all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtor is licensor or licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Debtor and/or in the name of Secured Party for past, present and future infringements thereof, (v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; and

(e)           any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment.  All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code-Secured Transactions, added by Stats. 1999, c.991 (S.B. 45), Section 35, operative July 1, 2002.

FIRST AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement is entered into as of August 6, 2002 (the “Amendment”), by and between COMERICA BANK-CALIFORNIA (“Bank”) and HIRERIGHT, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as April 18, 2002, as amended from time to time (the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.             Section 6.8 of the Agreement hereby is amended in its entirety to read as follows:

“6.8         Quick Ratio.  Borrower shall maintain, as of the last day of each calendar month, a ratio of (a) the sum of (i) cash, plus (ii) ninety percent (90%) of Eligible Accounts, plus (iii) availability under the Bridge Facility (as of any date of determination) to (b) Current Liabilities (excluding the aggregate outstanding amount owing under the Bridge Facility) plus, to the extent not already included therein, all Indebtedness (including without limitation any Contingent Obligations) owing from Borrower to Bank, of at least 1.75 to 1.00.”

2.             Section 6.9 of the Agreement hereby is amended in its entirety to read as follows:

“6.9         Performance to Plan.  As of any date of determination, which shall be the last calendar day of each calendar month, commencing June 30, 2002, Borrower shall generate revenue and incur expenses, for the three (3) month period ending on such date, of no less than seventy percent (70%) of the projected revenue, and no more than one hundred twenty percent (120%) of the projected expenses, for the same period contained in the projection provided to Bank dated March 15, 2002, a true and correct copy of which is attached hereto as Exhibit E.”

3.             The Exhibit D Compliance Certificate of the Agreement shall be replaced in its entirety by the Exhibit D Compliance Certificate attached hereto.

4.             Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement.  Except as amended, the Agreement remains in full force and effect.

5.             Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

6.             This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

7.             As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by Borrower;

(b)           an amendment fee equal to $2,000;

(c)           an amount equal to all Bank Expenses incurred to date; and

(d)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

1

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

HIRERIGHT, INC.

By:	/s/ Richard Little
Name:	Richard Little
Title:	CFO

COMERICA BANK-CALIFORNIA

By:	/s/ Justin A. Miller
Name:	Justin A. Miller
Title:	Commercial Banking Officer

2

SECOND AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Second Amendment to Credit Agreement and Note is entered into as of December 27, 2002 (the “Amendment”), by and between COMERICA BANK-CALIFORNIA (“Bank”) and HIRERIGHT, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of April 18, 2002, as the same may be amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of August 6, 2002 (collectively, the “Loan Agreement”).  The parties desire to amend the Loan Documents in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.             Section 1.1 of the Loan Agreement hereby is amended by adding or amending certain defined terms as follows:

“Equity Event” hereby is amended and replaced in its entirety to read as follows:

“ “Equity Event A” means the sale or issuance by Borrower of convertible notes, on terms and from investors acceptable to Bank, which acceptance shall not be unreasonably withheld, pursuant to which Borrower receives net proceeds in the aggregate amount of at least Five Hundred Thousand Dollars ($500,000), including (for purposes of calculating such amount) Five Hundred Thousand Dollars $500,000 in proceeds received on or about December 11, 2002.

“Equity Event B” means the sale or issuance by Borrower of its Series D equity securities or notes convertible into its Series D equity securities, on terms and from investors acceptable to Bank, which acceptance shall not be unreasonably withheld, pursuant to which Borrower receives net proceeds in the aggregate amount of at least Three Million Four Hundred Fifty Thousand Dollars ($3,450,000), including (for purposes of calculating such amount) conversion of the notes issued in connection with Equity Event A.”

New subsection (e) hereby is added to the definition of “Permitted Indebtedness” as follows:

“(e)         Indebtedness in connection with Equity Event A.”

“Revolving Line” means a credit extension of up to One Million Dollars ($1,000,000).

2.             Section 6.7 hereby is amended and restated in its entirety as follows:

“6.7         Accounts.  Borrower shall maintain and shall cause each of its Subsidiaries to maintain its primary depository, operating, and investment accounts with Bank; provided that commencing December 31, 2002 and continuing at all times thereafter, Borrower shall maintain a minimum cash balance with Bank equal to the lesser of (a) the outstanding principal balance of the Obligations, or (b) One Million Dollars ($1,000,000).

3.             Bank hereby waives Borrower’s failure to comply with Section 6.8 of the Loan Agreement, as in effect prior to the date of this Amendment, solely for the month ended October 31, 2002 and, subject to timely consummation of Equity Event B, for the month ended November 30, 2002.

4.             Subject to (a) receipt by Bank of signed and accepted term sheets and purchase (and ancillary) agreements related to the closing of Equity Event B, on terms and from investors reasonably acceptable to Bank, and (b) timely consummation of Equity Event B, Section 6.10 of the Loan Agreement shall be deemed amended and restated in its entirety to read as follows:

“6.10       Equity Events.  Borrower shall consummate:  (i) Equity Event A by no later than December 13, 2002 (which Bank acknowledges has been consummated); and (ii) Equity Event B by no later then December 31, 2002.”

5.             New Section 6.13 hereby is added to the Loan Agreement as follows:

“6.13       Principal Reduction.  By December 31, 2002, Borrower permanently shall reduce the principal amount of the Obligations by at least Two Hundred Thousand Dollars ($200,000).

6.             Subject to timely consummation of the Equity Events as defined in Section 6.10 of the Loan Agreement as in effect after the effective date of this Amendment, Bank shall be deemed to waive any violation of Sections 7.4 or 7.8 of the Loan Agreement which might otherwise arise as a result of consummation of such Equity Events.

7.             Subject to timely consummation of the Equity Events as defined in Section 6.10 of the Loan Agreement as in effect after the effective date of this Amendment, Bank shall be deemed to waive any violation of Sections 7.4 or 7.8 of the Loan Agreement which might arise as a result of (a) the sale or issuance by Borrower of (i) its Series E equity securities or (ii) warrants to purchase its Series E equity securities, each in transactions completed prior to January 15, 2003, or (b) the subsequent issuance of any Series E equity securities upon exercise of a warrant issued prior to January 15, 2003.

8.             The references to “$2,000,000” in Exhibit C to the Loan Agreement (Borrowing Base Certificate) shall mean and refer to “$1,000,000.”

9.             Exhibit D to the Loan Agreement hereby is replaced with Exhibit D attached hereto.

10.           This Amendment amends and restates in its entirety that certain Second Amendment to Loan and Security Agreement dated as of December 16, 2002 (the “Superceded Amendment”), which Superceded Amendment shall be deemed null and void ab initio and of no force or effect.

11.           Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Loan Documents, as applicable.  Except as amended, the Loan Documents remain in full force and effect.

12.           Borrower represents and warrants that the representations and warranties contained in the Credit Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

13.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

14.           As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by Borrower;

(b)           an Affirmation of Subordination Agreement, executed by the Subordinated Debt holders;

(c)           an Amendment Fee equal to $5,000, which shall be fully earned and nonrefundable as of the date of this Amendment;

(d)           an amount equal to all Bank Expenses incurred to date in connection with the Loan Documents; and

(e)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

COMERICA BANK-CALIFORNIA

By:	/s/ Justin A. Miller
Name:	Justin A. Miller
Title:	CBO

HIRERIGHT, INC.

By:	/s/ Eric Boden
Name:	Eric Boden
Title:	President & CEO

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:                         COMERICA BANK-CALIFORNIA

FROM:                   HIRERIGHT, INC.

The undersigned authorized officer of HIRERIGHT, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                                 with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof.  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Annual (CPA Audited)	FYE within 120 days (150 days FYE ‘01)	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R & A/P Agings, Borrowing Base Cert.	Monthly within 20 days	Yes	No
A/R Audit	Initial and Semi-Annual	Yes	No
IP Report	Quarterly within 30 days	Yes	No
Total amount of Borrower’s cash and investments	Amount: $	Yes	No
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $	Yes	No

Financial Covenant	Required		Actual		Complies

Maintain on a Monthly Basis:
Minimum Quick Ratio	1.75:1.00		:1.00		Yes	No

Performance to Plan (rolling 3-months)
Minimum Revenues	70 of Plan	%	of Plan	%	Yes	No
Maximum Expenses	120 of Plan	%	of Plan	%	Yes	No

Maintain at all Times:
Minimum Cash in Bank (lesser of)	$1,000,000 or principal balance		$		Yes	No
Minimum Principal Reduction (by 12/31/02)	$200,000		$200,000		Yes	No

Equity Event A1 (aggregate) (no later than 12/13/02)	$500,000		$		Yes	No
Equity Event B2 (aggregate) (no later than 12/31/02)	$3,450,000		$		Yes	No

1      Includes $500,000 in proceeds received on or about December 11, 2002.
2      Includes proceeds in connection with Equity Event A.

Comments regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by:
AUTHORIZED SIGNER

SIGNATURE	Date:

TITLE	Verified:
AUTHORIZED SIGNER

Date:

Compliance Status Yes No
DATE

THIRD AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement is entered into as of January 23, 2003 (the “Amendment”), by and between COMERICA BANK-CALIFORNIA (“Bank”) and HIRERIGHT, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as April 18, 2002, as the same may be amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of August 6, 2002, and that certain Second Amendment to Loan and Security Agreement dated as of December 16, 2002 (collectively, the “Loan Agreement”).  The parties desire to amend the Loan Documents in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.             Bank hereby waives Borrower’s failure to comply with Section 6.9 of the Loan Agreement, solely for the months ended November 31, 2002 and December 31, 2002.

2.             Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Loan Agreement.  Except as amended, the Loan Documents remain in full force and effect.

3.             Borrower represents and warrants that the representations and warranties contained in the Loan Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

4.             This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

5.             As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by Borrower;

(b)           an amount equal to all Bank Expenses incurred to date in connection with the Loan Documents; and

(c)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

COMERICA BANK-CALIFORNIA

By:	/s/ Justin A. Miller
Name:	Justin A. Miller
Title:	Comerica Banking Officer

HIRERIGHT, INC.

By:	/s/ Richard Little
Name:	Richard Little
Title:	CFO

2

FOURTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Credit Agreement and Note is entered into as of February 27, 2003 (the “Amendment”), by and between COMERICA BANK-CALIFORNIA (“Bank”) and HIRERIGHT, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of April 18, 2002, as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of August 6, 2002, that certain Second Amendment to Loan and Security Agreement dated as of December 27, 2002, and that certain Third Amendment to Loan and Security Agreement dated as of January 23, 2003 (collectively, the “Loan Agreement”). The parties desire to amend the Loan Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.             Section 1.1 of the Loan Agreement hereby is amended by adding or amending certain defined terms as follows:

“Revolving Line” means a credit extension of up to Two Million Dollars ($2,000,000).

“Revolving Maturity Date” means May 31, 2004.

(a)           Subsection (i) of the defined term “Eligible Accounts” hereby is amended and restated in its entirety to read as follows:

“(i) Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrower exceed twenty percent (20%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank; notwithstanding the foregoing, the obligations to Borrower owing from Schwan’s Frozen Foods may not exceed thirty percent (30%);”

2.             Section 2.3(a) of the Agreement hereby is amended and restated in its entirety to read as follows:

“2.3(a)  Interest Rate. Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding Daily Balance thereof, at a rate equal to one percent (1.00%) above the Prime Rate.”

3.             Section 2.5(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“2.5(a)  Intentionally Omitted.”

4.             Section 6.7 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“6.7         Accounts. Borrower shall maintain and shall cause each of its Subsidiaries (other than HireRight Estonia) to maintain its primary depository, operating, and investment accounts with Bank.”

5.             Section 6.8 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“6.8         Quick Ratio. Borrower shall maintain, as of the last day of each calendar month, a ratio of (a) the sum of (i) cash (which shall not be less than Five Hundred Thousand Dollars ($500,000) at all times maintained with Bank), plus (ii) ninety percent (90%) of Net Accounts Receivable to (b) Current Liabilities plus, to the extent not already included therein, all Indebtedness (including without limitation any Contingent Obligations) owing from

1

Borrower to Bank, of at least 1.75 to 1.00. As used herein, “Net Accounts Receivable” means gross Accounts Receivable minus reserves for Accounts Receivable.”

6.             Section 6.9 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“6.9         Intentionally Omitted.”

7.             Section 6.10 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“6.10       Intentionally Omitted.”

8.             Section 6.13 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“6.13       Intentionally Omitted.”

9.             Exhibit B to the Loan Agreement hereby is replaced with Exhibit B attached hereto.

10.           Exhibit C to the Loan Agreement hereby is replaced with Exhibit C attached hereto.

11.           Exhibit D to the Loan Agreement hereby is replaced with Exhibit D attached hereto.

12.           Exhibit E to the Loan Agreement hereby is omitted.

13.           Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Loan Agreement, as applicable. Except as amended, the Loan Agreement remains in full force and effect.

14.           Borrower represents and warrants that the representations and warranties contained in the Loan Agreement are true and correct as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true and correct in all material respects as of such date), and that no Event of Default has occurred and is continuing.

15.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

16.           As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by Borrower;

(b)           a certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement;

(c)           a Warrant to purchase 14,160 shares of Borrower’s Series E Preferred Stock (the “First Warrant”), which First Warrant shall vest upon execution and delivery of this Amendment;

(d)           a Warrant to purchase 28,321 shares of Borrower’s Series E Preferred Stock (the “Second Warrant”), which Second Warrant shall be issued and delivered with this Amendment, but which shall vest upon the occurrence of both of the following:  (a) the issuance of the first Advance under the Revolving Facility after (or contemporaneously with) the date of this Amendment, and (b) an EBITDA loss for the Company exceeding $800,000 for the year ended 12/31/03;

(e)           a Commitment Fee equal to $7,500, which shall be fully earned and nonrefundable as of the date of this Amendment;

2

(f)            an amount equal to all Bank Expenses incurred to date in connection with the Loan Agreement, to the extent not previously received by Bank; and

(g)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

17.           Finally, as a condition to the issuance of the First Advance under the Revolving Facility after (or contemporaneously with) the date of this Amendment, Bank shall have received:

(a)           Borrower’s fiscal year end 2002 audited financial statements; and

(b)           an audit of the Collateral, the results of which shall be satisfactory to Bank.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

COMERICA BANK-CALIFORNIA

By:	/s/ Justin A. Miller
Name:	Justin A. Miller
Title:	CBO

HIRERIGHT, INC.

By:	/s/ Richard Little
Name:	Richard Little
Title:	CFO

3

EXHIBIT B

TECHNOLOGY & LIFE SCIENCES DIVISION
LOAN ANALYSIS
LOAN ADVANCE/PAYDOWN REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS [3:00* P.M., P.S.T. / 3:30 P.M. E.S.T.]
DEADLINE FOR EQUIPMENT ADVANCES IS [3:00 P.M., P.S.T. / 3:30 P.M. E.S.T.]**
DEADLINE FOR WIRE TRANSFERS IS [1:30 P.M., P.S.T. / 3:30 P.M. E.S.T.]
[*At month end and the day before a holiday, the cut off time is 1:30 P.M., P.S.T.]
**Subject to 3 day advance notice.

TO:	Loan Analysis	DATE:	TIME:
FAX #:	(650) 846-6840

FROM:	HIRERIGHT, INC.	TELEPHONE REQUEST (For Bank Use Only):
Borrower’s name
The following person is authorized to request the loan payment transfer/loan advance on the designated account and is known to me.
FROM:
Authorized Signer’s Name

FROM:
	Authorized Signature (Borrower)	Authorized Request & Phone #

PHONE #:
Received by (Bank) & Phone #
FROM ACCOUNT #:
(please include Note number, if applicable)
TO ACCOUNT #:		Authorized Signature (Bank)
(Please include Note number, if applicable)

REQUESTED TRANSACTION TYPE	REQUESTED DOLLAR AMOUNT	For Bank Use Only

PRINCIPAL INCREASE* (ADVANCE)	$	Date Rec’d:
PRINCIPAL PAYMENT (ONLY)	$	Time:
		Comp. Status:	YES NO
OTHER INSTRUCTIONS:		Status Date:
Time:
Approval:

All representations and warranties of Borrower stated in the Loan Agreement are true, correct and complete in all material respects as of the date of the telephone request for and advance confirmed by this Borrowing Certificate, including without limitation the representation that Borrower has paid for and owns the equipment financed by the Bank; provided, however, that those representations and warranties the date expressly referring to another date shall be true, correct and complete in all material respects as of such date.

*IS THERE A WIRE REQUEST TIED TO THIS LOAN ADVANCE? (PLEASE CIRCLE ONE)	YES	NO

If YES, the Outgoing Wire Transfer Instructions must be completed below.

OUTGOING WIRE TRANSFER INSTRUCTIONS	Fed Reference Number	Bank Transfer Number

The items marked with an asterisk (*) are required to be completed.

*Beneficiary Name
*Beneficiary Account Number
*Beneficiary Address
Currency Type	US DOLLARS ONLY
*ABA Routing Number (9 Digits)
*Receiving Institution Name
*Receiving Institution Address
*Wire Account	$

EXHIBIT C

BORROWING BASE CERTIFICATE

Borrower: HIRERIGHT, INC.	Lender: Comerica Bank-
California
Commitment Amount: $2,000,000*

ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of		$
2.	Additions (please explain on reverse)		$
3.	TOTAL ACCOUNTS RECEIVABLE		$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due	$
5.	Balance of 25% over 90 day accounts	$
6.	Concentration Limits
7.	Foreign Accounts	$
8.	Governmental Accounts	$
9.	Contra Accounts	$
10.	Demo Accounts	$
11.	Intercompany/Employee Accounts	$
12.	Other (please explain on reverse)	$
13	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS		$
14.	Eligible Accounts (#3 minus #13)		$
15.	LOAN VALUE OF ACCOUNTS (75% of #14)		$

BALANCES

	*Non-Formula Amount	$250,000
16.	Maximum Loan Amount	$2,000,000
17.	Total Funds Available [Lesser of #16 or #15]	$
18.	Present balance owing on Line of Credit	$
19.	Outstanding under Sublimits	$
20.	RESERVE POSITION (#17 minus #18 and #19)	$

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank-California.

HIRERIGHT, INC.

By:
Authorized Signer

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:         COMERICA BANK-CALIFORNIA

FROM:   HIRERIGHT, INC.

The undersigned authorized officer of HIRERIGHT, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                        with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Annual (CPA Audited)	FYE within 120 days	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R & A/P Agings, Borrowing Base Cert.	Monthly within 20 days	Yes	No
A/R Audit	Initial and Semi-Annual	Yes	No
IP Report	Quarterly within 30 days	Yes	No
Total amount of Borrower’s cash and investments	Amount: $	Yes	No
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $	Yes	No

Financial Covenant	Required	Actual	Complies

Maintain on a Monthly Basis:
Minimum Quick Ratio	1.75:1.00	:1.00	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by:
AUTHORIZED SIGNER
Date:

SIGNATURE	Verified:
AUTHORIZED SIGNER

TITLE	Date:

	Compliance Status	Yes No
DATE

FIFTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of February 2, 2004, by and between COMERICA BANK, successor by merger to COMERICA BANK-CALIFORNIA (“Bank”) and HIRERIGHT, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of April 18, 2002, as amended from time to time, including but not limited to that certain First Amendment to Loan and Security Agreement dated as of August 6, 2002, that certain Second Amendment to Loan and Security Agreement dated as of December 27, 2002, that certain Third Amendment to Loan and Security Agreement dated as of January 23, 2003, and that certain Fourth Amendment to Loan and Security Agreement dated as of February 27, 2003 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.             Section 6.8 of the Agreement hereby is amended and restated in its entirety to read as follows:

“6.8         Quick Ratio. Borrower shall at all times maintain, measured as of the last day of each calendar month, a ratio of (a) the sum of (i) cash (which shall not be less than Five Hundred Thousand Dollars ($500,000) at all times maintained with Bank), plus (ii) ninety percent (90%) of Net Accounts Receivable, to (b) Current Liabilities plus, to the extent not already included therein, all Indebtedness (including without limitation any Contingent Obligations) owing from Borrower to Bank, of at least 1.25 to 1.00. As used herein, “Net Accounts Receivable” means gross Accounts Receivable minus reserves for Accounts Receivable.”

2.             Exhibit D to the Agreement hereby is replaced with Exhibit D attached hereto.

3.             No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

4.             Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

5.             Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

1

6.             As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by Borrower;

(b)           all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(c)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

7.             This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

HIRERIGHT, INC.

By:

Title:

COMERICA BANK, successor by merger to COMERICA BANK-CALIFORNIA

By:

Title:

2

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	HIRERIGHT, INC.

The undersigned authorized officer of HIRERIGHT, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended from time to time, the “Agreement”), (i) Borrower is in complete compliance for the period ending                            with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Annual (CPA Audited)	FYE within 120 days	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R & A/P Agings, Borrowing Base Cert.	Monthly within 20 days	Yes	No
A/R Audit	Initial and Semi-Annual	Yes	No
IP Report	Quarterly within 30 days	Yes	No
Total amount of Borrower’s cash and investments	Amount: $
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $	Yes	No

Financial Covenant	Required	Actual	Complies

Measured on a Monthly Basis:
Minimum Quick Ratio	1.25:1.00	:1.00	Yes	No

Comments regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by:
AUTHORIZED SIGNER
Date:

SIGNATURE	Verified:
AUTHORIZED SIGNER
TITLE	Date:

	Compliance Status	Yes No

3

SIXTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT

This Sixth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of May 31, 2004, by and between COMERICA BANK, successor by merger to COMERICA BANK-CALIFORNIA (“Bank”) and HIRERIGHT, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of April 18, 2002, as amended from time to time, including but not limited to that certain First Amendment to Loan and Security Agreement dated as of August 6, 2002, that certain Second Amendment to Loan and Security Agreement dated as of December 27, 2002, that certain Third Amendment to Loan and Security Agreement dated as of January 23, 2003, that certain Fourth Amendment to Loan and Security Agreement dated as of February 27, 2003 and that certain Fifth Amendment to Loan and Security Agreement dated as of February 2, 2004 (collectively, the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.             The following defined terms in Section 1.1 of the Agreement hereby are amended or restated as follows:

“Permitted Indebtedness” means:

(a)           Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

(b)           Indebtedness existing on the Closing Date and disclosed in the Schedule;

(c)           Indebtedness secured by a lien described in clause (c) of the defined term “Permitted Liens,” provided (i) such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness and (ii) such Indebtedness does not exceed One Million Dollars ($1,000,000) in the aggregate at any given time.

“Revolving Line” means a credit extension of up to Three Million Dollars ($3,000,000).

“Revolving Maturity Date” means May 31, 2006.

2.             Section 2.3(a) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(a)         Interest Rate.  Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding Daily Balance thereof, at a rate equal to three quarters of one percent (0.75%) above the Prime Rate.”

3.             Section 2.5(a) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(a)         Facility Fee.  On the date of this Amendment, and each anniversary thereafter, a facility fee equal to $7,500, which Bank may debit from any of Borrower’s accounts.”

4.             Section 6.8 of the Agreement hereby is amended and restated in its entirety to read as follows:

“6.8         Quick Ratio.  Borrower shall at all times maintain, measured as of the last day of each calendar month, a ratio of (a) the sum of (i) cash (which shall not be less than Two Hundred Fifty Thousand Dollars ($250,000) at all times maintained with Bank), plus (ii) ninety percent (90%) of Net Accounts Receivable, to (b) Current Liabilities plus, to the extent not already included therein, all Indebtedness (including without limitation

1

any Contingent Obligations) owing from Borrower to Bank, of at least 1.25 to 1.00.  As used herein, “Net Accounts Receivable” means gross Accounts Receivable minus reserves for Accounts Receivable.”

5.             Exhibit C to the Agreement hereby is replaced with Exhibit C attached hereto.

6.             Exhibit D to the Agreement hereby is replaced with Exhibit D attached hereto.

7.             The Schedule to the Agreement hereby is replaced with the Schedule attached hereto.

8.             All references in the Loan Documents (except the Warrant) to Bank’s address at 9920 S. La Cienega Blvd., Suite 1401, Inglewood, CA 90301, shall mean and refer to 2321 Rosecrans Ave., Suite 5000, El Segundo, CA 90245.  The reference in the Warrant to Bank’s address(es) shall mean and refer to 500 Woodward Avenue, 32nd Floor, MC 3379, Detroit, MI 48226.

9.             Section 12 of the Agreement as in effect prior to the date of this Amendment hereby is renumbered to read “Section 13,” and references to Section 12 throughout the Agreement as in effect prior to the date of this Amendment shall mean and refer to “Section 13.” New Section 12 hereby is added to the Agreement to read as follows:

“12.         JUDICIAL REFERENCE.

If and only if the jury trial waiver set forth in Section 11 of this Agreement is invalidated for any reason by a court of law, statute or otherwise, the reference provisions set forth below shall be substituted in place of the jury trial waiver.  So long as the jury trial waiver remains valid, the reference provisions set forth in this Section shall be inapplicable.

12.1         Each controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to this Agreement, any security agreement executed by Borrower in favor of Bank, any note executed by Borrower in favor of Bank or any other document, instrument or agreement executed by Borrower with or in favor of Bank (collectively in this Section, the “Loan Documents”), other than (i) all matters in connection with nonjudicial foreclosure of security interests in real or personal property; or (ii) the appointment of a receiver or the exercise of other provisional remedies (any of which may be initiated pursuant to applicable law) that are not settled in writing within fifteen (15) days after the date on which a party subject to the Loan Documents gives written notice to all other parties that a Claim exists (the “Claim Date”) shall be resolved by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor sections (“CCP”), which shall constitute the exclusive remedy for the resolution of any Claim concerning the Loan Documents, including whether such Claim is subject to the reference proceeding.  Except as set forth in this section, the parties waive the right to initiate legal proceedings against each other concerning each such Claim.  Venue for these proceedings shall be in the Superior Court in the County where the real property, if any, is located or in a County where venue is otherwise appropriate under state law (the “Court”).  By mutual agreement, the parties shall select a retired Judge of the Court to serve as referee, and if they cannot so agree within fifteen (15) days after the Claim Date, the Presiding Judge of the Court (or his or her representative) shall promptly select the referee.  A request for appointment of a referee may be heard on an ex parte or expedited basis.  The referee shall be appointed to sit as a temporary judge, with all the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule).  Each party shall have one peremptory challenge pursuant to CCP §170.6.  Upon being selected, the referee shall (a) be requested to set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection and (b) if practicable, try any and all issues of law or fact and report a statement of decision upon them within ninety (90) days of the date of selection.  The referee will have power to expand or limit the amount of discovery a party may employ.  Any decision rendered by the referee will be final, binding and conclusive, and judgment shall be entered pursuant to CCP §644 in any court in the State of California having jurisdiction.  The parties shall complete all discovery no later than fifteen (15) days before the first trial date established by the referee.  The referee may extend such period in the event of a party’s refusal to provide requested discovery for any reason whatsoever, including, without limitation,

2

legal objections raised to such discovery or unavailability of a witness due to absence or illness.  No party shall be entitled to “priority” in conducting discovery. Either party may take depositions upon seven (7) days written notice, and shall respond to requests for production or inspection of documents within ten (10) days after service.  All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties.  Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

12.2         Except as expressly set forth herein, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding.  Except for trial, all proceedings and hearings conducted before the referee shall be conducted without a court reporter unless a party requests a court reporter.  The party making such a request shall have the obligation to arrange for and pay for the court reporter.  Subject to the referee’s power to award costs to the prevailing party, the parties shall equally bear the costs of the court reporter at the trial and the referee’s expenses.

12.3         The referee shall determine all issues in accordance with existing California case and statutory law.  California rules of evidence applicable to proceedings at law will apply to the reference proceeding.  The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that shall be binding upon the parties.  At the close of the reference proceeding, the referee shall issue a single judgment at disposing of all the claims of the parties that are the subject of the reference.  The parties reserve the right (i) to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee and (ii) to obtain findings of fact, conclusions of laws, a written statement of decision, and (iii) to move for a new trial or a different judgment, which new trial, if granted, shall be a reference proceeding under this provision.

12.4         If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration conducted by a retired judge of the Court, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time.  The limitations with respect to discovery as set forth in this Section shall apply to any such arbitration proceeding.”

10.           No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right.  Bank’s failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance.  Any suspension or waiver of a right must be in writing signed by an officer of Bank.

11.           Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

12.           Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

13.           As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by Borrower;

3

(b)           a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c)           the Facility Fee due under Section 2.5(a) of the Agreement, which may be debited from any of Borrower’s accounts;

(d)           all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts;

(e)           a warrant to purchase Borrower’s capital stock;

(f)            an Agreement to Provide Insurance in the form attached hereto; and

(g)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

14.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

HIRERIGHT, INC.

By:	/s/ Richard Little

Title:	CFO

COMERICA BANK, successor by merger to COMERICA BANK-CALIFORNIA

By:	/s/

Title:	AVP

4

EXHIBIT C

BORROWING BASE CERTIFICATE

Borrower: HIRERIGHT, INC.	Lender: Comerica Bank-
Commitment Amount: $3,000,000*

ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of	$
2.	Additions (please explain on reverse)	$
3.	TOTAL ACCOUNTS RECEIVABLE	$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due $
5.	Balance of 25% over 90 day accounts $
6.	Concentration Limits
7.	Foreign Accounts $
8.	Governmental Accounts $
9.	Contra Accounts $
10.	Demo Accounts $
11.	Intercompany/Employee Accounts $
12.	Other (please explain on reverse) $
13.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$
14.	Eligible Accounts (#3 minus #13)	$
15.	LOAN VALUE OF ACCOUNTS (75% of #14)	$

BALANCES
	*Non-Formula Amount	$250,000
16.	Maximum Loan Amount	$3,000,000
17.	Total Funds Available [Lesser of #16 or #15]	$
18.	Present balance owing on Line of Credit	$
19.	Outstanding under Sublimits	$
20.	RESERVE POSITION (#17 minus #18 and #19)	$

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank.

HIRERIGHT, INC.

By:
Authorized Signer

5

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:                   COMERICA BANK

FROM:             HIRERIGHT, INC.

The undersigned authorized officer of HIRERIGHT, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended from time to time, the “Agreement”), (i) Borrower is in complete compliance for the period ending                        with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof.  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Annual (CPA Audited)	FYE within 120 days	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R & A/P Agings, Borrowing Base Cert.	Monthly within 20 days	Yes	No
A/R Audit	Initial and Semi-Annual	Yes	No
IP Report	Quarterly within 30 days	Yes	No
Total amount of Borrower’s cash and investments	Amount: $	Yes	No
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $	Yes	No

Financial Covenant	Required	Actual	Complies

Measured on a Monthly basis
Minimum Quick Ratio	1.25:1.00	:1.00	Yes	No
[Minimum Cash on Deposit with Bank]	$250,000	$	Yes	No]

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by:
AUTHORIZED SIGNER

SIGNATURE	Date:

Verified:
TITLE		AUTHORIZED SIGNER

Date:

	Compliance Status	Yes No

6

CORPORATE RESOLUTIONS TO BORROW

Borrower:             HIRERIGHT, INC.

I, the undersigned Secretary or Assistant Secretary of HIRERIGHT, INC. (the “Corporation”), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the state of its incorporation.

I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate/Articles of Incorporation, as amended, and the Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation duly called and held, at which a quorum was present and voting, (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

Borrow Money.  To borrow from time to time from Comerica Bank (“Bank”), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Loan and Security Agreement dated as of April 18, 2002, as amended from time to time, including but not limited to that certain First Amendment to Loan and Security Agreement dated as of August 6, 2002, that certain Second Amendment to Loan and Security Agreement dated as of December 27, 2002, that certain Third Amendment to Loan and Security Agreement dated as of January 23, 2003, that certain Fourth Amendment to Loan and Security Agreement dated as of February 27, 2003, that certain Fifth Amendment to Loan and Security Agreement dated as of February 2, 2004 and that certain Sixth Amendment to Loan and Security Agreement dated as of May 31, 2004 (the “Amendment”).

Execute Amendments.  To execute and deliver to Bank the Amendment, and also to execute and deliver to Bank one or more renewals, extensions, modifications, consolidations, or substitutions therefore.

Grant Security.  To grant a security interest to Bank in the Collateral described in the Amendment, which security interest shall secure all of the Corporation’s Obligations, as described in the Amendment.

Warrants.  To issue a warrant to purchase the Corporation’s capital stock.

Letters of Credit; Foreign Exchange.  To execute letters of credit applications, foreign exchange agreements and other related documents pertaining to Bank’s issuance of letters of credit and foreign exchange contracts.

Negotiate Items.  To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account

1

of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts.  In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these resolutions shall remain in full force and effect and Bank may rely on these resolutions until written notice of their revocation shall have been delivered to and received by Bank.  Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on May 31, 2004 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:

X

The above statements are correct.

By:
Printed Name:
Title:
SIGNATURE OF OFFICER OR DIRECTOR
OR, IF NONE, A SHAREHOLDER OTHER
THAN SECRETARY WHEN SECRETARY IS
AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

2

COMERICA BANK
Member FDIC

ITEMIZATION OF AMOUNT FINANCED
DISBURSEMENT INSTRUCTIONS
(Revolver)

Name(s): HIRERIGHT, INC.	Date: May 31, 2004

$3,000,000              credited to deposit account No.                when Advances are requested by Borrower
Amounts paid to others on your behalf:

$	to Comerica Bank for Loan Fee

$	to Comerica Bank for Document Fee

$	to Comerica Bank for accounts receivable audit (estimate)

$	to Bank counsel fees and expenses

$	to

$	to

$	TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank to disburse the loan proceeds as stated above.

Signature	Signature

1

AGREEMENT TO PROVIDE INSURANCE

TO:	COMERICA BANK	Date: May 31, 2004
attn: Collateral Operations, M/C 4604
2321 Rosecrans Ave., Suite 5000
	El Segundo, CA 90245	Borrower: HIRERIGHT, INC.

In consideration of a loan in the amount of $3,000,000, secured by all tangible personal property including inventory and equipment.

I/We agree to obtain adequate insurance coverage to remain in force during the term of the loan.

I/We also agree to advise the below named agent to add Comerica Bank as lender’s loss payable on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

I/We understand that the policy must contain:

1.             Fire and extended coverage in an amount sufficient to cover:

The amount of the loan, OR

All existing encumbrances, whichever is greater,

But not in excess of the replacement value of the improvements on the real property.

2.             Lender’s “Loss Payable” Endorsement Form 438 BFU in favor of Comerica Bank, or any other form acceptable to Bank.

INSURANCE INFORMATION

Insurance Co./Agent	Telephone No.:

Agent’s Address:

Signature of Obligor:

Signature of Obligor:

FOR BANK USE ONLY

INSURANCE VERIFICATION: Date:

Person spoken to:

Policy Number:

Effective From:	To:

Verified by:

2

COMERICA BANK
Member FDIC	AUTOMATIC DEBIT AUTHORIZATION

To: Comerica Bank Re: Loan # You are hereby authorized and instructed to charge account No. in the name of HIRERIGHT, INC.

for principal and interest payments due on above referenced loan as set forth below and credit the loan referenced above.

☒           Debit each interest payment as it becomes due according to the terms of the Loan and Security Agreement and any renewals or amendments thereof.

☒           Debit each principal payment as it becomes due according to the terms of the Loan and Security Agreement and any renewals or amendments thereof.

☒           Debit each payment for Bank Expenses as it becomes due according to the terms of the Loan and Security Agreement and any renewals or amendments thereof.

This Authorization is to remain in full force and effect until revoked in writing.

Borrower Signature	Date

May 31, 2004

May 31, 2004

3

SEVENTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT

This Seventh Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of December 22, 2004, by and between COMERICA BANK, successor by merger to COMERICA BANK-CALIFORNIA (“Bank”) and HIRERIGHT, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of April 18, 2002, as amended from time to time, including but not limited to that certain First Amendment to Loan and Security Agreement dated as of August 6, 2002, that certain Second Amendment to Loan and Security Agreement dated as of December 27, 2002, that certain Third Amendment to Loan and Security Agreement dated as of January 23, 2003, that certain Fourth Amendment to Loan and Security Agreement dated as of February 27, 2003, that certain Fifth Amendment to Loan and Security Agreement dated as of February 2, 2004 and that certain Sixth Amendment to Loan and Security Agreement dated as of May 31, 2004 (collectively, the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.             The following defined terms in Section 1.1 of the Agreement hereby are amended or restated as follows:

“Revolving Line” means a credit extension of up to Four Million Five Hundred Thousand Dollars ($4,500,000).

“Revolving Maturity Date” means December 31, 2006.

“Term Loan” has the meaning set forth in Section 2.1(b).

“Term Loan Maturity Date” means December 31, 2007.

2.             The first sentence of Section 2.1(a)(i) of the Agreement hereby is amended and restated in its entirety to read as follows:

“Subject to and upon the terms and conditions of this Agreement, Borrower may request Advances in an aggregate outstanding amount not to exceed the lesser of (i) the Revolving Line or (ii) the Borrowing Base, in any event minus Advances under the Credit Card Sublimit; provided, however, that Borrower may request Advances of up to $500,000 without regard to the Borrowing Base.”

3.             New Section 2.1(b) hereby is added to the Agreement to read as follows:

“(b)         Term Loan.

(i)            Subject to and upon the terms and conditions of this Agreement, on the date of this Amendment or as soon thereafter as is practical, Bank shall make one term loan to Borrower in an aggregate amount not to exceed One Million Five Hundred Thousand Dollars ($1,500,000) (the “Term Loan”), which amount shall be used for permanent working capital.

(ii)           Interest shall accrue from the date the Term Loan is made at the rate specified in Section 2.3(a), and shall be payable monthly on the first day of each month commencing on the first day of the first month after the Term Loan is made.  The Term Loan shall be repaid in thirty-six (36) equal monthly installments of principal plus accrued but unpaid interest, commencing on the first day of the first month after the Term Loan is made and continuing on the same day of each month thereafter through the Term Loan Maturity Date, at which time all amounts owing under this Section 2.1(b) shall be immediately due and payable.  The Term Loan, once repaid, may not be reborrowed.  Borrower may prepay the Term Loan without penalty or premium.

4.             Section 2.3(a) of the Agreement hereby is amended and restated in its entirety to read as follows:

1

“(a)         Interest Rate.

(i)            Advances.  Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding Daily Balance thereof, at a rate equal to one half of one percent (0.50%) above the Prime Rate.

(ii)           Term Loan.  Except as set forth in Section 2.3(b), the Term Loan shall bear interest, on the outstanding Daily Balance thereof, at a rate equal to one three quarters of one percent (0.75%) above the Prime Rate”

5.             Section 2.5(a) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(a)         Facility Fee.  On the date of this Amendment, and on December 31, 2005, a facility fee equal to $11,250, on account of the Revolving Line; and, on the date of this Amendment, a facility fee equal to $7,500, on account of the Term Loan; each of which shall be non-refundable.”

6.             New Section 2.5(c) hereby is added to the Agreement to read as follows:

“(c)         Non-Usage Fee.  In addition to other amounts due or to become due, Borrower shall pay Bank a fee equal to one quarter of one percent (0.25%) of the difference between the Revolving Line and the average daily balance outstanding under the Revolving Line during the term hereof, paid quarterly in arrears commencing with the quarter ending March 31, 2004, which shall be nonrefundable”

7.             Section 6.3(e) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(e) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time generally prepared by Borrower in the ordinary course of business, including but not limited to Borrower’s annual business plan (including operating budget) within thirty (30) days following Borrower’s fiscal year end, and Borrower’s budget for 2006, by no later than January 31, 2006;”

8.             Section 6.8 of the Agreement hereby is amended and restated in its entirety to read as follows:

“6.8         Liquidity Ratio.  Borrower shall at all times maintain, measured as of the last day of each calendar month, a ratio of (a) the sum of (i) unrestricted cash and cash equivalents (which shall not be less than Five Hundred Thousand Dollars ($500,000) at all times maintained with Bank), plus (ii) Net Accounts Receivable, to (b) all Indebtedness (including without limitation any Contingent Obligations) owing from Borrower to Bank (including Letters of Credit, except to the extent cash-secured), of at least 1.50 to 1.00.  As used herein, “Net Accounts Receivable” means gross Accounts Receivable minus reserves for Accounts Receivable.”

9.             Section 6.9 of the Agreement hereby is amended and restated in its entirety to read as follows:

“6.9         EBITDA.  At any time during Borrower’s fiscal year 2005, Borrower shall not have EBITDA losses greater than One Million Two Hundred Fifty Thousand Dollars ($1,250,000).  At any time during Borrower’s fiscal year 2006, Borrower shall not have EBITDA losses greater than Five Hundred Thousand Dollars ($500,000); and shall generate positive EBITDA of at least Five Hundred Thousand Dollars ($500,000) for the fiscal year ending December 31, 2006.  As used herein, “EBITDA” means “earnings before interest, taxes, depreciation and amortization, as determined in accordance with GAAP.”

10.           Exhibit C to the Agreement hereby is replaced with Exhibit C attached hereto.

11.           Exhibit D to the Agreement hereby is replaced with Exhibit D attached hereto.

12.           The Schedule to the Agreement hereby is replaced with the Schedule attached hereto.

13.           No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right.  Bank’s failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank

2

thereafter to demand strict compliance and performance.  Any suspension or waiver of a right must be in writing signed by an officer of Bank.

14.           Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

15.           Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

16.           As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by Borrower;

(b)           a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c)           the Facility Fee due under Section 2.5(a) of the Agreement, which may be debited from any of Borrower’s accounts;

(d)           all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts;

(e)           a warrant to purchase Borrower’s capital stock;

(f)            an Agreement to Provide Insurance in the form attached hereto; and

(g)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

17.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

HIRERIGHT, INC.

By:	/s/ Richard Little

Title:	CFO

COMERICA BANK, successor by merger to
COMERICA BANK-CALIFORNIA

By:	/s/

Title:	AVP

3

EXHIBIT C

BORROWING BASE CERTIFICATE

Borrower: HIRERIGHT, INC.	Lender: Comerica Bank
Commitment Amount: $4,500,000*

ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of		$
2.	Additions (please explain on reverse)		$
3.	TOTAL ACCOUNTS RECEIVABLE		$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due	$
5.	Balance of 25% over 90 day accounts	$
6.	Concentration Limits
7.	Foreign Accounts	$
8.	Governmental Accounts	$
9.	Contra Accounts	$
10.	Demo Accounts	$
11.	Intercompany/Employee Accounts	$
12.	Other (please explain on reverse)	$
13.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS		$
14.	Eligible Accounts (#3 minus #13)		$
15.	LOAN VALUE OF ACCOUNTS (75% of #14)		$

BALANCES
	*Non-Formula Amount			$500,000
16.	Maximum Loan Amount			$4,500,000
17.	Total Funds Available [Lesser of #16 or #15]		$
18.	Present balance owing on Line of Credit		$
19.	Outstanding under Sublimits		$
20.	RESERVE POSITION (#17 minus #18 and #19)		$

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank.

HIRERIGHT, INC.

By:
Authorized Signer

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:                         COMERICA BANK

FROM:                   HIRERIGHT, INC.

The undersigned authorized officer of HIRERIGHT, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended from time to time, the “Agreement”), (i) Borrower is in complete compliance for the period ending                        with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof.  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Annual (CPA Audited)	FYE within 120 days	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R & A/P Agings, Borrowing Base Cert.	Monthly within 20 days	Yes	No
A/R Audit	Initial and Semi-Annual	Yes	No
IP Report	Quarterly within 30 days	Yes	No
2006 Budget	By January 31, 2006	Yes	No
Total amount of Borrower’s cash and investments	Amount: $
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $	Yes	No

Financial Covenant	Required	Actual	Complies
Measured on a Monthly Basis:
Minimum Liquidity Ratio	1.50:1.00	:1.00	Yes	No
EBITDA
At any time during FY05	Losses not greater than $1,250,000	$	Yes	No
At any time during FY06	Losses not greater than $500,000	$	Yes	No
FYE 2006	$500,000	$	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
Sincerely,		AUTHORIZED SIGNER

Date:

SIGNATURE	Verified:
AUTHORIZED SIGNER

TITLE	Date:

	Compliance Status	Yes	No

1

Corporation Resolutions and Incumbency Certification
Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of HIRERIGHT, INC.; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.                                       Any one (1) of the following                                              (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)                                  Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Michigan banking corporation, including, without limitation, that certain Loan and Security Agreement dated as of April 18, 2002, as amended from time to time, including but not limited to that certain Seventh Amendment to Loan and Security Agreement dated as of December 22, 2004, as may subsequently be amended from time to time.

(b)                                 Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)                                  Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)                                 Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)                                  Issue a warrant or warrants to purchase the Corporation’s capital stock; and

(f)                                    Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

2.                                       Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

1

3.                                       Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.                                       These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.                                       Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.                                       The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

2

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on December 22, 2004.

Secretary

The Above Statements are Correct.
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

3

COMERICA BANK

Member FDIC

ITEMIZATION OF AMOUNT FINANCED

DISBURSEMENT INSTRUCTIONS

(Revolver)

Name(s): HIRERIGHT, INC.	Date: December 22, 2004

$4,500,000	credited to deposit account No. 1891-206557 when Advances are requested by Borrower

Amounts paid to others on your behalf:

$	to Comerica Bank for Loan Fee

$	to Comerica Bank for Document Fee

$	to Comerica Bank for accounts receivable audit (estimate)

$	to Bank counsel fees and expenses

$	to

$	to

$	TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank to disburse the loan proceeds as stated above.

Signature	Signature

1

AGREEMENT TO PROVIDE INSURANCE

TO:	COMERICA BANK	Date: December 22, 2004
attn: Deni M. Snider, MC 4770
75 E. Trimble Road
	San Jose, CA 95131	Borrower: HIRERIGHT, INC.

In consideration of a loan in the amount of $6,000,000, secured by all tangible personal property including inventory and equipment.

I/We agree to obtain adequate insurance coverage to remain in force during the term of the loan.

I/We also agree to advise the below named agent to add Comerica Bank as lender’s loss payable on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

I/We understand that the policy must contain:

1.             Fire and extended coverage in an amount sufficient to cover:

The amount of the loan, OR

All existing encumbrances, whichever is greater,

But not in excess of the replacement value of the improvements on the real property.

2.             Lender’s “Loss Payable” Endorsement Form 438 BFU in favor of Comerica Bank, or any other form acceptable to Bank.

INSURANCE INFORMATION

Insurance Co./Agent	Telephone No.:

Agent’s Address:

Signature of Obligor:

Signature of Obligor:

FOR BANK USE ONLY

INSURANCE VERIFICATION: Date:

Person Spoken to:

Policy Number:

Effective From:	To:

Verified by:

2

COMERICA BANK
Member FDIC	AUTOMATIC DEBIT AUTHORIZATION

To: Comerica Bank

Re: Loan #

You are hereby authorized and instructed to charge account No. 1891-206557 in the name of HIRERIGHT, INC. for principal and interest payments due on above referenced loan as set forth below and credit the loan referenced above.

☒	Debit each interest payment as it becomes due according to the terms of the Loan and Security Agreement and any renewals or amendments thereof.

☒	Debit each principal payment as it becomes due according to the terms of the Loan and Security Agreement and any renewals or amendments thereof.

☒	Debit each payment for Bank Expenses as it becomes due according to the terms of the Loan and Security
Agreement and any renewals or amendments thereof.

This Authorization is to remain in full force and effect until revoked in writing.

Borrower Signature	Date

December 22, 2004

December 22, 2004

3

EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Eighth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of December 31, 2006, by and between COMERICA BANK, successor by merger to COMERICA BANK-CALIFORNIA (“Bank”) and HIRERIGHT, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of April 18, 2002, as amended from time to time including by that certain First Amendment to Loan and Security Agreement dated as of August 6, 2002, that certain Second Amendment to Loan and Security Agreement dated as of December 16, 2002, that certain Third Amendment to Loan and Security Agreement dated as of January 23, 2003, that certain Fourth Amendment to Loan and Security Agreement dated as of February 27, 2003, that certain Fifth Amendment to Loan and Security Agreement dated as of February 2, 2004, that certain Sixth Amendment to Loan and Security Agreement dated as of May 31, 2004 and that certain Seventh Amendment to Loan and Security Agreement dated as of December 22, 2004 (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.             The following defined terms in Section 1.1 of the Agreement hereby are added, amended or restated as follows:

“Cash” means unrestricted cash and cash equivalents.

“Net Accounts Receivable” means gross Accounts receivable minus reserves for Accounts receivable.

“Revolving Line” means a credit extension of up to Five Million Dollars ($5,000,000).

“Revolving Maturity Date” means December 31, 2007.

2.             The defined terms “Borrowing Base”, “Eligible Accounts” and “Eligible Foreign Accounts” are hereby deleted from the Agreement in their entirety.

3.             Section 2.1(a)(i) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(i)          Subject to and upon the terms and conditions of this Agreement (1) Borrower may request Advances in an aggregate outstanding amount not to exceed the Revolving Line and (2) amounts borrowed pursuant to this Section 2.1(a) may be repaid and reborrowed at any time prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1(a) shall be immediately due and payable. Borrower may prepay any Advances without penalty or premium.”

4.             Section 2.2 of the Agreement is hereby amended and restated in its entirety to read as follows:

“2.2         Intentionally Omitted.”

5.             Section 2.3(a)(i) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(i)          Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding daily balance thereof, as set forth in the LIBOR Addendum to Loan & Security Agreement attached as Exhibit C.”

6.             The second paragraph of Section 6.3 of the Agreement (referencing delivery of the Borrowing Base Certificate) is hereby deleted in its entirety.

1

7.             Section 6.8 of the Agreement is hereby amended and restated in its entirety to read as follows:

“6.8         Liquidity Ratio. Borrower shall at all times maintain, measured as of the last day of each calendar month, a ratio of (a) the sum of (i) Cash (which shall not be less than One Million Dollars ($1,000,000) at all times maintained with Bank), plus, (ii) Net Accounts Receivable to (b) all Indebtedness (including without limitation any Contingent Obligations) owing from Borrower to Bank (including Letters of Credit, except to the extent cash-secured), of at least 1.75 to 1.00.”

8.             Section 6.9 of the Agreement is hereby amended and restated in its entirety to read as follows:

“6.9         Intentionally Omitted.”

9.             All references in the Loan Documents (except any Warrants issued by Borrower to Bank) to Bank’s address at 333 W. Santa Clara St., San Jose, CA, 95113 shall mean and refer to 75 East Trimble Road, M/C 4770, San Jose, California 95131, Attn:  Manager, FAX: (408) 556-5091. The reference in any Warrants to Bank’s address(es) shall mean and refer to 500 Woodward Avenue, 32nd Floor, MC 3379, Detroit, MI 48226.

10.           Section 7.3 of the Agreement is hereby amended and restated in its entirety to read as follows:

“7.3         Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization (other than mergers or consolidations of a Subsidiary into another Subsidiary or into Borrower), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person except where (i) such transactions do not in the aggregate exceed Two Million Dollars ($2,000,000) during any fiscal year, (ii) no Event of Default has occurred, is continuing or would exist after giving effect to such transactions, (iii) such transactions do not result in a Change in Control, and (iv) Borrower is the surviving entity.”

11.           Section 11 of the Agreement is hereby amended and restated in its entirety to read as follows:

“11.         CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Borrower and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California. THE UNDERSIGNED ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN THE UNDERSIGNED PARTIES.”

12.           Section 12 of the Agreement hereby is amended and restated in its entirety to read as follows:

“12          REFERENCE PROVISION.

In the event the Jury Trial Waiver set forth above is not enforceable, the parties elect to proceed under this Judicial Reference Provision.

12.1         Mechanics.

(a)           With the exception of the items specified in clause (c), below, any controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to this Agreement or any other document, instrument or agreement between the undersigned parties (collectively in this Section, the “Comerica Documents”), will be resolved by a reference proceeding in California in accordance with the provisions of Sections 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Comerica Documents, venue for the reference proceeding will be in the state or federal court in the county or district where the real property involved in the action, if any, is located or in the state or federal court in the county or district where venue is otherwise appropriate under applicable law (the “Court”).

(b)           The matters that shall not be subject to a reference are the following:  (i) nonjudicial foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including, without limitation, set-off), (iii) appointment of a receiver and (iv) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). This reference provision does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (i) and (ii) or to seek or oppose from a court of competent jurisdiction any of the items described in clauses (iii) and (iv). The exercise of, or opposition to, any of those items does not waive the right of any party to a reference pursuant to this reference provision as provided herein.

(c)           The referee shall be a retired judge or justice selected by mutual written agreement of the parties. If the parties do not agree within ten (10) days of a written request to do so by any party, then, upon request of any party, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted. Pursuant to CCP § 170.6, each party shall have one peremptory challenge to the referee selected by the Presiding Judge of the Court (or his or her representative).

(d)           The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested, subject to change in the time periods specified herein for good cause shown, to (i) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (ii) if practicable, try all issues of law or fact within one hundred twenty (120) days after the date of the conference and (iii) report a statement of decision within twenty (20) days after the matter has been submitted for decision.

(e)           The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party’s failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered based upon good cause shown, no party shall be entitled to “priority” in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

12.2         Procedures. Except as expressly set forth herein, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee’s power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

12.3         Application of Law. The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. Pursuant to CCP § 644, such decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court and any such decision will be final, binding and conclusive. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

12.4         Repeal. If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge or justice, in accordance with the California Arbitration Act § 1280 through § 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

12.5         THE PARTIES RECOGNIZE AND AGREE THAT ALL CONTROVERSIES, DISPUTES AND CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE OTHER COMERICA DOCUMENTS.”

13.           Exhibit C to the Agreement is hereby replaced with Exhibit C attached hereto.

14.           Exhibit D to the Agreement is hereby replaced with Exhibit C attached hereto.

15.           No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

16.           Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

17.           Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

18.           As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by Borrower;

(b)           a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c)           a facility fee in the amount of $12,500, which may be debited from any of Borrower’s accounts;

(d)           all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(e)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

19.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written

HIRERIGHT, INC.

By:	/s/ Richard Little

Title:	CFO

COMERICA BANK, successor by merger to COMERICA BANK-CALIFORNIA

By:

Title:	CBO

[Signature Page to Eight Amendment to Loan & Security Agreement]

Exhibit C

LIBOR ADDENDUM

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	HIRERIGHT, INC.

The undersigned authorized officer of HIRERIGHT, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                                   with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Annual (CPA Audited)	FYE within 150 days	Yes	No
10K and 10Q	(as applicable)	Yes	No
Compliance Cert.	Monthly within 30 days	Yes	No
A/R Audit	Annual (by 7/31/07)	Yes	No
IP Report	Quarterly within 30 days	Yes	No
Annual Business Plan	FYE within 30 days
Total amount of Borrower’s cash and investments	Amount: $	Yes	No
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $	Yes	No

Financial Covenant	Required	Actual	Complies

Measured on a Monthly Basis:
Minimum Liquidity Ratio	1.75:1.00	:1.00	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by:
AUTHORIZED SIGNER
Date:
SIGNATURE
Verified:
AUTHORIZED SIGNER
TITLE	Date:

	Compliance Status	Yes No
DATE

LIBOR/PRIME RATE

Addendum To Loan and Security Agreement

This LIBOR/Prime Rate Addendum to Loan and Security Agreement (this “Addendum”) is entered into as of December 31, 2006, by and between COMERICA BANK, successor by merger to COMERICA BANK-CALIFORNIA (“Bank”) and HIRERIGHT, INC. (“Borrower”). This Addendum supplements the terms of the Loan Agreement (as defined below).

1.     Definitions.

(a)           Advance. As used herein, “Advance” means a borrowing requested by Borrower and made by Bank under the Loan Agreement, including a LIBOR Option Advance and/or a Prime Rate Option Advance.

(b)           Business Day. As used herein, “Business Day” means any day except a Saturday, Sunday or any other day designated as a holiday under Federal or California statute or regulation.

(c)           LIBOR. As used herein, “LIBOR” means the rate per annum (rounded upward if necessary, to the nearest whole 1/8 of 1%) and determined pursuant to the following formula:

LIBOR =	Base LIBOR
100% - LIBOR Reserve Percentage

(i)         “Base LIBOR” means the rate per annum determined by Bank at which deposits for the relevant LIBOR Period would be offered to Bank in the approximate amount of the relevant LIBOR Option Advance in the inter-bank LIBOR market selected by Bank, upon request of Bank at 10:00 a.m. California time, on the day that is the first day of such LIBOR Period.

(ii)        “LIBOR Reserve Percentage” means the reserve percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor) for “Eurocurrency Liabilities” (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by Bank for expected changes in such reserve percentage during the applicable LIBOR Period.

(d)           LIBOR Business Day. As used herein, “LIBOR Business Day” means a Business day on which dealings in Dollar deposits may be carried out in the interbank LIBOR market.

(e)           LIBOR Period. As used herein, “LIBOR Period” means, with respect to a LIBOR Option Advance:

(i)         initially, the period commencing on, as the case may be, the date the Advance is made or the date on which the Advance is converted to a LIBOR Option Advance, and continuing for, in every case, a period of 30, 60 or 90 days thereafter so long as the LIBOR Option Advance is quoted for such period in the applicable interbank LIBOR market, as such period is selected by Borrower in the notice of Advance as provided in the Loan Agreement or in the notice of conversion as provided in this Addendum; and

(ii)        thereafter, each period commencing on the last day of the next preceding LIBOR Period applicable to such LIBOR Option Advance and continuing for, in every case, a period of 30, 60 or 90 days thereafter so long as the LIBOR Option Advance is quoted for such period in the applicable interbank LIBOR market, as such period is selected by Borrower in the notice of continuation as provided in this Addendum.

(f)            Loan Agreement. As used herein, “Loan Agreement” means that certain Loan and Security Agreement by and between Bank and Borrower dated as of April 18, 2002, as amended from time to time including by that certain First Amendment to Loan and Security Agreement dated as of August 6, 2002, that certain Second Amendment to Loan and Security Agreement dated as of December 16, 2002, that certain Third Amendment to Loan and Security Agreement dated as of January 23, 2003, that certain Fourth Amendment to Loan and Security Agreement dated as of February 27, 2003, that certain Fifth Amendment to Loan and Security Agreement dated as of February 2, 2004, that certain Sixth Amendment to Loan and Security Agreement dated as of May 31, 2004, that certain Seventh Amendment to Loan and Security Agreement dated as of December 22, 2004 and that certain Eighth Amendment to Loan and Security Agreement dated as of December 31, 2006

(g)           Regulation D. As used herein, “Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System as amended or supplemented from time to time.

(h)           Regulatory Development. As used herein, “Regulatory Development:” means any or all of the following:  (i) any change in any law, regulation or interpretation thereof by any public authority (whether or not having the force of law); (ii) the application of any existing law, regulation or the interpretation thereof by any public authority (whether or not having the force of law); and (iii) compliance by Bank with any request or directive (whether or not having the force of law) of any public authority.

2.     Interest Rate Options. Borrower shall have the following options regarding the interest rate to be paid by Borrower on Advances under the Loan Agreement:

(a)           A rate equal to two percent (2.00%) above Bank’s LIBOR, (the “LIBOR Option Advance”), which LIBOR Option Advance shall be in effect during the relevant LIBOR Period; or

(b)           A rate equal to the “Prime Rate” as referenced in the Loan Agreement and quoted from time to time by Bank as such rate may change from time to time (the “Prime Rate Option”).

3.     LIBOR Option Advance. The minimum LIBOR Option Advance will not be less than One Million and 00/100 Dollars ($1,000,000) for any LIBOR Option Advance.

4.     Payment of Interest on LIBOR Option Advances. Interest on each LIBOR Option Advance shall be payable pursuant to the terms of the Loan Agreement. Interest on such LIBOR Option Advance shall be computed on the basis of a 360-day year and shall be assessed for the actual number of days elapsed from the first day of the LIBOR Period applicable thereto but not including the last day thereof.

5.     Bank’s Records Re: LIBOR Option Advances. With respect to each LIBOR Option Advance, Bank is hereby authorized to note the date, principal amount, interest rate and LIBOR Period applicable thereto and any payments made thereon on Bank’s books and records (either manually or by electronic entry) and/or on any schedule attached to the Loan Agreement, which notations shall be prima facie evidence of the accuracy of the information noted.

6.     Selection/Conversion of Interest Rate Options. At the time any Advance is requested under the Loan Agreement and/or Borrower wishes to select the LIBOR Option Advance for all or a portion of the outstanding principal balance of the Loan Agreement, and at the end of each LIBOR Period, Borrower shall give Bank notice specifying (a) the interest rate option selected by Borrower; (b) the principal amount subject thereto; and (c) if the LIBOR Option Advance is selected, the length of the applicable LIBOR Period. Any such notice may be given by telephone so long as, with respect to each LIBOR Option Advance selected by Borrower, (i) Bank receives written confirmation from Borrower not later than three (3) LIBOR Business Days after such telephone notice is given; and (ii) such notice is given to Bank prior to 10:00 a.m., California time, on the first day of the LIBOR Period. For each LIBOR Option Advance requested hereunder, Bank will quote the applicable fixed LIBOR Rate to Borrower at approximately 10:00 a.m., California time, on the first day of the LIBOR Period. If Borrower does not immediately accept the rate quoted by Bank, any subsequent acceptance by Borrower shall be subject to a redetermination of the rate by Bank; provided, however, that if Borrower fails to accept any such quotation as given, then the quoted rate shall expire and Bank shall have no obligation to permit a LIBOR Option Advance to be selected on such day. If no specific designation of interest is made at the time any Advance is requested under the Loan Agreement or at the end of any LIBOR Period, Borrower shall be deemed to have selected the Prime Rate Option for such Advance or the principal amount to which such LIBOR Period applied. At any time the LIBOR Option Advance is in effect, Borrower may, at the end of the applicable LIBOR Period, convert to the Prime Rate Option. At any time the Prime Rate Option is in effect, Borrower may convert to the LIBOR OPTION ADVANCE, and shall designate a LIBOR Period.

7.     Default Interest Rate. From and after the maturity date of the Loan Agreement, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of the Loan Agreement shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to five percent (5.00%) above the rate of interest from time to time applicable to the Loan Agreement.

8.     Prepayment. In the event that the LIBOR Option Advance is the applicable interest rate for all or any part of the outstanding principal balance of the Loan Agreement, and any payment or prepayment of any such outstanding principal balance of the Loan Agreement shall occur on any day other than the last day of the applicable LIBOR Period (whether voluntarily, by acceleration, required payment, or otherwise), or if Borrower elects the LIBOR Option Advance as the applicable interest rate for all or any part of the outstanding principal balance of the Loan Agreement in accordance with the terms and conditions hereof, and, subsequent to such election, but prior to the commencement of the applicable LIBOR Period, Borrower revokes such election for any reason whatsoever, or if the applicable interest rate in respect of any outstanding principal balance of the Loan Agreement hereunder shall be changed, for any reason whatsoever, from the LIBOR Option Advance to the Prime Rate Option prior to the last day of the applicable LIBOR Period, or if Borrower shall fail to make any payment of principal or interest hereunder at any time that the LIBOR Option Advance is the applicable interest rate hereunder in respect of such outstanding principal balance of the Loan Agreement, Borrower shall reimburse Bank, on demand, for any resulting loss, cost or expense incurred by Bank as a result thereof, including, without limitation, any such loss, cost or expense incurred in obtaining, liquidating, employing or redeploying deposits from third parties. Such amount payable by Borrower to Bank may include, without limitation, an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, refunded or converted, for the period from the date of such prepayment or of such failure to borrow, refund or convert, through the last day of the relevant LIBOR Period, at the applicable rate of interest for such outstanding principal balance of the Loan Agreement, as provided under this Loan Agreement, over (b) the amount of interest (as reasonably determined by Bank) which would have accrued to Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. Calculation of any amounts payable to Bank under this paragraph shall be made as though Bank shall have actually funded or committed to fund the relevant outstanding principal balance of the Loan Agreement hereunder through the purchase of an underlying deposit in an amount equal to the amount of such outstanding principal balance of the Loan Agreement and having a maturity comparable to the relevant LIBOR Period; provided, however, that Bank may fund the outstanding principal balance of the Loan Agreement hereunder in any manner it deems fit and the foregoing assumptions shall be utilized only for the purpose of the calculation of amounts payable under this paragraph. Upon the written request of Borrower, Bank shall deliver to Borrower a certificate setting forth the basis for determining such losses, costs and expenses, which certificate shall be conclusively presumed correct, absent manifest error. Any prepayment hereunder shall also be accompanied by the payment of all accrued and unpaid interest on the amount so prepaid. Any outstanding principal balance of the Loan Agreement which is bearing interest at such time at the Prime Rate Option may be prepaid without penalty or premium. Partial prepayments hereunder shall be applied to the installments hereunder in the inverse order of their maturities.

BY INITIALING BELOW, BORROWER ACKNOWLEDGE(S) AND AGREE(S) THAT:  (A) THERE IS NO RIGHT TO PREPAY ANY LIBOR OPTION ADVANCE, IN WHOLE OR IN PART, WITHOUT PAYING THE PREPAYMENT AMOUNT SET FORTH HEREIN (“PREPAYMENT AMOUNT”), EXCEPT AS OTHERWISE REQUIRED UNDER APPLICABLE LAW; (B) BORROWER SHALL BE LIABLE FOR PAYMENT OF THE PREPAYMENT AMOUNT IF BANK EXERCISES ITS RIGHT TO ACCELERATE PAYMENT OF ANY LIBOR OPTION ADVANCE AS PART OR ALL OF THE OBLIGATIONS OWING UNDER THE NOTE, INCLUDING WITHOUT LIMITATION, ACCELERATION UNDER A DUE-ON-SALE PROVISION; (C) BORROWER WAIVES ANY RIGHTS UNDER SECTION 2954.10 OF THE CALIFORNIA CIVIL CODE, OR ANY SUCCESSOR STATUTE; AND (D) BANK HAS MADE EACH LIBOR OPTION ADVANCE PURSUANT TO THE NOTE IN RELIANCE ON THESE AGREEMENTS.

/
BORROWER’S INITIALS

9.     Hold Harmless and Indemnification. Borrower agrees to indemnify Bank and to hold Bank harmless from, and to reimburse Bank on demand for, all losses and expenses which Bank sustains or incurs as a result of

1

(i) any payment of a LIBOR Option Advance prior to the last day of the applicable LIBOR Period for any reason, including, without limitation, termination of the Loan Agreement, whether pursuant to this Addendum or the occurrence of an Event of Default; (ii) any termination of a LIBOR Period prior to the date it would otherwise end in accordance with this Addendum; or (iii) any failure by Borrower, for any reason, to borrow any portion of a LIBOR Option Advance.

10.   Funding Losses. The indemnification and hold harmless provisions set forth in this Addendum shall include, without limitation, all losses and expenses arising from interest and fees that Bank pays to lenders of funds it obtains in order to fund the loans to Borrower on the basis of the LIBOR Option Advance(s) and all losses incurred in liquidating or re-deploying deposits from which such funds were obtained and loss of profit for the period after termination. A written statement by Bank to Borrower of such losses and expenses shall be conclusive and binding, absent manifest error, for all purposes. This obligation shall survive the termination of this Addendum and the payment of the Loan Agreement.

11.   Regulatory Developments Or Other Circumstances Relating To Illegality or Impracticality of LIBOR. If any Regulatory Development or other circumstances relating to the interbank Euro-dollar markets shall, at any time, in Bank’s reasonable determination , make it unlawful or impractical for Bank to fund or maintain, during any LIBOR Period, to determine or charge interest rates based upon LIBOR, Bank shall give notice of such circumstances to Borrower and:

(a)           In the case of a LIBOR Period in progress, Borrower shall, if requested by Bank, promptly pay any interest which had accrued prior to such request and the date of such request shall be deemed to be the last day of the term of the LIBOR Period; and

(b)           No LIBOR Period may be designated thereafter until Bank determines that such would be practical.

12.   Additional Costs. Borrower shall pay to Bank from time to time, upon Bank’s request, such amounts as Bank determines are needed to compensate Bank for any costs it incurred which are attributable to Bank having made or maintained a LIBOR Option Advance or to Bank’s obligation to make a LIBOR Option Advance, or any reduction in any amount receivable by Bank hereunder with respect to any LIBOR Option Advance or such obligation (such increases in costs and reductions in amounts receivable being herein called “Additional Costs”), resulting from any Regulatory Developments, which (i) change the basis of taxation of any amounts payable to Bank hereunder with respect to taxation of any amounts payable to Bank hereunder with respect to any LIBOR Option Advance (other than taxes imposed on the overall net income of Bank for any LIBOR Option Advance by the jurisdiction where Bank is headquartered or the jurisdiction where Bank extends the LIBOR Option Advance; (ii) impose or modify any reserve, special deposit, or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, Bank (including any LIBOR Option Advance or any deposits referred to in the definition of LIBOR); or (iii) impose any other condition affecting this Addendum (or any of such extension of credit or liabilities). Bank shall notify Borrower of any event occurring after the date hereof which entitles Bank to compensation pursuant to this paragraph as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. Determinations by Bank for purposes of this paragraph, shall be conclusive, provided that such determinations are made on a reasonable basis.

13.   Legal Effect. Except as specifically modified hereby, all of the terms and conditions of the Loan Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above.

HIRERIGHT, INC.		COMERICA BANK, successor by merger to
COMERICA BANK – CALIFORNIA

By:		By:

Title:	CFO	Title:

[Signature Page to LIBOR Addendum to Loan and Security Agreement]

PRIME RATE/LIBOR RATE ADVANCE REQUEST FORM

The undersigned hereby certifies as follows:

I,                                                 , am the duly elected and acting                                                  of HIRERIGHT, INC. (“Borrower”).

This Prime Rate/LIBOR Rate Advance Request Form is delivered on behalf of Borrower to Comerica Bank, pursuant to that certain Loan and Security Agreement among Borrower and Comerica Bank, dated as of [LSA DATE] (the “Agreement”). The terms used herein which are defined in the Agreement have the same meaning herein as ascribed to them therein.

Borrower hereby requests on                                           , 20     , an Advance/conversion from one rate to another, as follows:

(a)           The date on which the Advance is to be made/converted is                               , 20     .

(b)           The amount of the Advance/conversion is to be                                      ($                      ), in the form of a Prime Rate Advance of $                                    ; and/or a LIBOR Rate Advance of $                                    for a LIBOR Interest Period of                                      days.

All representations and warranties of Borrower stated in the Agreement are true, correct and complete in all material respects as of the date of this Request; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

IN WITNESS WHEREOF, this Prime Rate/LIBOR Rate Advance Request Form is executed by the undersigned as of this                           day of                                     , 20        .

HIRERIGHT, INC.

By:

Title: